                          LOAN AGREEMENT

     THIS LOAN AGREEMENT ("Agreement"), dated as of the 11th day of December, 1997, is made and entered into on the terms and conditions hereinafter set forth, by and between DATA NATIONAL CORPORATION, a Colorado corporation ("Borrower"), and SIRROM INVESTMENTS, INC., a Tennessee corporation ("Lender").

                            RECITALS:

     WHEREAS, Borrower has requested that Lender make available to Borrower a term loan in the original principal amount of One Million and Five Hundred Thousand and No/100ths Dollars ($1,500,000) (the "Loan") on the terms and conditions hereinafter set forth, and for the purpose(s) hereinafter set forth; and

     WHEREAS, in order to induce Lender to make the Loan to Borrower, Borrower has made certain representations to Lender; and

     WHEREAS, Lender, in reliance upon the representations and inducements of Borrower, has agreed to make the Loan upon the terms and conditions hereinafter set forth.

                            AGREEMENT:

     NOW, THEREFORE, in consideration of the agreement of Lender to make the Loan, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

                            ARTICLE 1
                             THE LOAN

     1.1 Evidence of Loan Indebtedness and Repayment. Subject to the terms and conditions hereof, Lender shall make the Loan to Borrower by wire transfer in immediately available funds. The Loan shall be evidenced by a Secured Promissory Note in the original principal amount of One Million and Five Hundred Thousand and No/100ths Dollars ($1,500,000), substantially in the form of Exhibit A attached hereto and incorporated herein by this reference (the "Note"), dated as of the date hereof, executed by Borrower, in favor of Lender. The Loan shall be payable in accordance with the terms of the Note. The Note, this Agreement and any other instruments and documents executed by Borrower, any guarantor of Borrower, or any shareholder, member, partner, subsidiary, or affiliate of Borrower, now or hereafter evidencing, securing or in any way related to the indebtedness evidenced by the Note are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents."

     1.2 Processing Fee. Borrower shall pay a processing fee of $37,500 to Lender, $18,750 of which shall be paid prior to closing and $18,750 of which shall be paid at closing.

     1.3 Purpose(s) of Loan and Use of Proceeds. The purposes of the Loan shall be to (i) provide working capital to Borrower and its Subsidiaries (as hereinafter defined), (ii) repay certain existing indebtedness to shareholders up to $121,500, and (iii) pay all costs and expenses incurred by the parties hereto in connection with the making and documenting of the Loan, including attorneys' fees and expenses. The proceeds of the Loan shall not be used for any other purpose.

     1.4  Prepayment.  Borrower may prepay the indebtedness evidenced by the
Note in whole or in part at any time and from time to time without premium or penalty.

                            ARTICLE 2
                  REPRESENTATIONS AND WARRANTIES

     2.1 Borrower's Representations. Borrower hereby represents and warrants to Lender as follows:

          (a) Corporate Status. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; and has the corporate power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Loan Documents to which it is a party. Borrower is duly qualified to do business and in good standing in Colorado and each other state in which a failure to be so qualified and in good standing would have a material adverse effect on Borrower's financial positions or its ability to conduct its business in the manner now conducted.

          (b) Subsidiaries. Schedule 2.1(b) hereto is a complete list of each corporation, partnership, joint venture or other business organization (the "Subsidiary" or, with respect to all such organizations, the "Subsidiaries") in which Borrower or any Subsidiary owns, directly or indirectly, any capital stock or other equity interest, or with respect to which Borrower or any Subsidiary, alone or in combination with others, is in a control position, which list shows the jurisdiction of incorporation or other organization and the percentage of stock or other equity interest of each Subsidiary owned by Borrower. Each Subsidiary which is a corporation is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to transact business as a foreign corporation and is in good standing in the jurisdictions listed in Schedule 2.1(b), which are the only jurisdictions where the properties owned or leased or the business transacted by it makes such licensing or qualification to do business as a foreign corporation necessary, and no other jurisdiction has demanded, requested or otherwise indicated that (or inquired whether) it is required so to qualify. Each Subsidiary which is not a corporation is duly organized and validly existing under the laws of the jurisdiction of its organization. The outstanding capital stock of each Subsidiary which is a corporation is validly issued, fully paid and nonassessable. Borrower and the Subsidiaries have good and valid title to the equity interests in the Subsidiaries shown as owned by each of them on
Schedule 2.1(b), free and clear of all liens, claims, charges, restrictions, security interests, equities, proxies, pledges or encumbrances of any kind. Except where otherwise indicated herein, any reference to Borrower in this Agreement shall include Borrower and all of its Subsidiaries.

          (c) Authorization. Borrower has full legal right, power and authority to conduct its business and affairs. Borrower has full legal right, power and authority to enter into and perform its obligations under the Loan Documents, without the consent or approval of any other person, firm, governmental agency or other legal entity. The execution and delivery of this Agreement, the borrowing hereunder, the execution and delivery of each Loan Document to which Borrower is a party, and the performance by Borrower of its obligations thereunder are within the corporate powers of Borrower and have been duly authorized by all necessary corporate action properly taken, have received all necessary governmental approvals, if any were required, and do not and will not contravene or conflict with any provision of law, any applicable judgment, ordinance, regulation or order of any court or governmental agency, the articles of incorporation or bylaws of Borrower, or any agreement binding upon Borrower, the contravention or conflict with which would have a material adverse effect on the business or operations of Borrower. The officer(s) executing this Agreement, the Note and all of the other Loan Documents to which Borrower is a party are duly authorized to act on behalf of Borrower.

          (d) Validity and Binding Effect. This Agreement and the other Loan Documents are the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

          (e) Capitalization. As of the date hereof, the authorized capital stock of Borrower consists solely of 100,000,000 shares of common stock, $.001 par value per share ("Common Stock"), of which 1,594,950 shares are issued and outstanding (the "Common Shares") and 371,206 shares of which shall be reserved for issuance upon exercise of the Stock Purchase Warrant dated as of the date hereof and issued to Lender (the "Warrant") and 20,000,000 shares of preferred stock, $.01 par value per share ("Preferred Stock"), of which 0 shares are issued and outstanding (the "Preferred Shares") (the Common Stock and Preferred Stock are collectively referred to as the "Stock" and the Common Shares and Preferred Shares are collectively referred to as the "Shares"); provided, however, that the number of shares reserved for issuance upon exercise of the Warrant shall be increased from time to time in accordance with the terms of the Warrant. As of the date hereof, Borrower shall not have outstanding any stock or securities convertible or exchangeable for any shares of its Stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its Stock or any stock or securities convertible into or exchangeable for its Stock or any stock appreciation rights or phantom stock plans, except as set forth on Schedule 2.1(e) and for the Warrant. Schedule 2.1(e) accurately sets forth the following with respect to all outstanding options and rights to acquire the Borrower's Stock from Borrower: (i) the total number of shares issuable upon exercise of all outstanding options, (ii) the range of exercise prices for all such outstanding options, (iii) the number of shares issuable, the exercise price and the expiration date for each such outstanding option and (iv) with respect to all outstanding options, warrants and rights to acquire Borrower's capital stock other than the Warrant, the holder, the number of shares covered, the exercise price and the expiration date. As of the date hereof, Borrower shall not be subject to any obligation (contingent or otherwise) to repurchase, redeem, retire or otherwise acquire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth in the Warrant or on Schedule 2.1(e). As of the date hereof, all of the outstanding shares of Borrower's capital stock shall be validly issued, fully paid and nonassessable. Except as set forth on Schedule 2.1(e), there are no statutory or contractual preemptive rights, rights of first refusal, anti-dilution rights or any similar rights, held by stockholders or option holders of Borrower, with respect to the issuance of the Warrant or the issuance of the Stock upon exercise of the Warrant. All such rights granted in the documents listed on
Schedule 2.1(e) have been effectively waived with regard to the issuance of the Warrant, the exercise of the Warrant and the issuance of the Stock upon exercise of the Warrant. Borrower has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Warrant hereunder do not require registration under the Securities Act or any applicable state securities laws. To the best of Borrower's knowledge, there are no agreements among Borrower's stockholders with respect to any other aspect of Borrower's affairs, except as set forth on Schedule 2.1(e).

          (f) Trademarks, Patents, Etc. Schedule 2.1(f) is an accurate and complete list of all patents, trademarks, tradenames, trademark registrations, service names, service marks, copyrights, licenses, formulas and applications therefor owned by Borrower or used or required by Borrower in the operation of its business, title to each of which is, except as set forth in Schedule 2.1(f) hereto, held by Borrower free and clear of all adverse claims, liens, security agreements, restrictions or other encumbrances. There is no infringement action, lawsuit, claim or complaint which asserts that Borrower's operations violate or infringe the rights or the trade names, trademarks, trademark registration, service name, service mark or copyright of others with respect to any apparatus or method of Borrower or any adversely held trademark, trade name, trademark registration, service name, service mark or copyright, nor is Borrower in any way making use of any confidential information or trade secrets of any person except with the consent of such person.

          (g) No Conflicts. Consummation of the transactions hereby contemplated and the performance of the obligations of Borrower under and by virtue of the Loan Documents will not result in any breach of, or constitute a default under, any mortgage, security deed or agreement, deed of trust, lease, bank loan or credit agreement, corporate charter or bylaws, agreement or certificate of limited partnership, partnership agreement, license, franchise or any other instrument or agreement to which Borrower is a party or by which Borrower, or its respective properties may be bound or affected or to which Borrower has not obtained an effective waiver.

          (h) Litigation. There are no actions, suits or proceedings pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or involving the validity or enforceability of any of the Loan Documents at law or in equity, or before any governmental or administrative agency; and to Borrower's knowledge, Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or any governmental authority.

          (i)     Financial Statements.  The financial statements of
Borrower, dated September 30, 1997, attached hereto as Schedule 2.1(i)(A), are true and correct in all material respects have been prepared on the basis of generally accepted accounting principles ("GAAP") consistently applied, and fairly present the financial condition of Borrower as of the date(s) thereof. No material adverse change has occurred in the financial condition of Borrower since the date(s) thereof, and no additional borrowings have been made by Borrower since the date(s) thereof other than as set forth on Schedule 2.1(i)(B). Lender acknowledges that there will be a write off of certain capitalized software costs and other audit adjustments which may be part of the final audited financial statements.

          (j) Other Material Agreements; No Defaults. Other than as set forth on Schedule 2.1(j), Borrower is not a party to indentures, loan or credit agreements, leases or other agreements or instruments, or subject to any articles of incorporation or corporate restrictions that could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of Borrower, or the ability of Borrower to carry out its obligations under the Loan Documents to which it is a party. Borrower is not in default in any respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to its business to which it is a party, including but not limited to this Agreement and the other Loan Documents, and no other default or event has occurred and is continuing that with notice or the passage of time or both would constitute a default or event of default under any of same.

          (k) Compliance With Law. Borrower has obtained all material licenses, permits and approvals and authorizations necessary or required in order to conduct its business and affairs as heretofore conducted and as hereafter intended to be conducted. To Borrower's knowledge, Borrower is in compliance with all laws, regulations, decrees and orders applicable to it (including but not limited to laws, regulations, decrees and orders relating to environmental, occupational and health standards and controls, antitrust, monopoly, restraint of trade or unfair competition), except to the extent that noncompliance, in the aggregate, cannot reasonably be expected to have a material adverse effect on its business, operations, property or financial condition and will not materially adversely affect Borrower's ability to perform its obligations under the Loan Documents.

          (l) Debt. Schedule 2.1(l) is a complete and correct list of all credit agreements, indentures, purchase agreements, promissory notes and other evidences of indebtedness, guaranties, capital leases and other instruments, agreements and arrangements presently in effect providing for or relating to extensions of credit (including agreements and arrangements for the issuance of letters of credit or for acceptance financing) in respect of which Borrower, or any of the properties thereof is in any manner directly or contingently obligated; and the maximum principal or face amounts of the credit in question that are outstanding and that can be outstanding are correctly stated, and all liens of any nature given or agreed to be given as security therefor are correctly described or indicated in such Schedule.

          (m) Taxes. Borrower has filed or caused to be filed all tax returns that to Borrower's knowledge are required to be filed (except for returns that have been appropriately extended), and has paid, or will pay when due, all taxes shown to be due and payable on said returns and all other taxes, impositions, assessments, fees or other charges imposed on them by any governmental authority, agency or instrumentality, prior to any delinquency with respect thereto (other than taxes, impositions, assessments, fees and charges currently being contested in good faith by appropriate proceedings, for which appropriate amounts have been reserved). No tax liens have been filed against Borrower, or any of the property thereof.

          (n) Small Business Concern. Borrower, together with its "affiliates" (as that term is defined in Title 13, Code of Federal Regulations, § 121.103), is a small "business concern" within the meaning of the Small Business Investment Act of 1958, as amended, and the regulations promulgated thereunder. The information set forth in the Small Business Administration Forms 480, 652 and Part A of Form 1031 regarding Borrower upon delivery, pursuant to Section 4.1 hereof, will be accurate and complete. Borrower does not presently engage in, and it will not hereafter engage in, any activities which, and Borrower will not, directly or indirectly, use the proceeds from the Loan for any purpose for which a Small Business Investment Company is prohibited from providing funds by the Small Business Investment Act and the regulations thereunder, including Title 13, Code of Federal Regulations §107.720.

          (o)  Certain Transactions.  Except as set forth on Schedule
2.1(o) hereto, Borrower is not indebted, directly or indirectly, to any of its shareholders, officers, or directors or to their respective spouses or children, in any amount whatsoever; none of said shareholders, officers or directors or any members of their immediate families, is indebted to Borrower or have any direct or indirect ownership interest in any firm or corporation with which Borrower has a business relationship, or any firm or corporation which competes with Borrower, except that shareholders, officers and/or directors of Borrower may own no more than 4.9% of outstanding stock of publicly traded companies which may compete with Borrower. No officer or director of Borrower or any member of their immediate families, is, directly or indirectly, interested in any material contract with Borrower. Borrower is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          (p) Statements Not False or Misleading. No representation or warranty given as of the date hereof by Borrower contained in this Agreement or any schedule attached hereto or any statement in any document, certificate or other instrument furnished or to be furnished by Borrower to Lender pursuant hereto, taken as a whole, contains or will (as of the time so furnished) contain any untrue statement of a material fact, or omits or will (as of the time so furnished) omit to state any material fact which is necessary in order to make the statements contained therein not misleading in light of the circumstances under which they are made.

          (q) Margin Regulations. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock. No proceeds received pursuant to this Agreement will be used by Borrower to purchase or carry any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

          (r) Significant Contracts. Schedule 2.1(r) is a complete and correct list of all contracts, agreements and other documents pursuant to which Borrower receives revenues in excess of $25,000 per fiscal year. Each such contract, agreement and other document is in full force and effect as of the date hereof and to the best of Borrower's knowledge Borrower is not aware of any reason why such contracts, agreements and other documents would not remain in full force and effect pursuant to the terms thereof.

          (s) Environment. Borrower has duly complied with, and its business, operations, assets, equipment, property, leaseholds or other facilities are in compliance with, the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations promulgated thereunder, except to the extent that failure to do so would not have a material adverse effect on its business. Borrower has been issued and will maintain all required federal, state and local permits, licenses, certificates and approvals relating to (1) air emissions; (2) discharges to surface water or groundwater; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or wastes (which shall include any and all such materials listed in any federal, state or local law, code or ordinance and all rules and regulations promulgated thereunder as hazardous or potentially hazardous); or (6) other environmental, health or safety matters, except to the extent that failure to do so would not have a material adverse effect on its business. Borrower has not received notice of, or knows of, or suspects facts which might constitute any violations of any federal, state or local environmental, health or safety laws, codes or ordinances, and any rules or regulations promulgated thereunder with respect to its businesses, operations, assets, equipment, property, leaseholds, or other facilities. Except in accordance with a valid governmental permit, license, certificate or approval, to the best of Borrower's knowledge, there has been no emission, spill, release or discharge into or upon (1) the air; (2) soils, or any improvements located thereon; (3) surface water or groundwater; or (4) the sewer, septic system or waste treatment, storage or disposal system servicing the premises, of any toxic or hazardous substances or wastes at or from the premises; and accordingly the premises of Borrower are free of all such toxic or hazardous substances or wastes. There has been no complaint, order, directive, claim, citation or notice by any governmental authority or any person or entity with respect to
(1) air emissions; (2) spills, releases or discharges to soils or improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing the premises; (3) noise emissions; (4) solid or liquid waste disposal; (5) the use, generation, storage, transportation or disposal of toxic or hazardous substances or waste; or (6) other environmental, health or safety matters affecting Borrower or its business, operations, assets, equipment, property, leaseholds or other facilities. Borrower has no indebtedness, obligation or liability (absolute or contingent, matured or not matured), with respect to the storage, treatment, cleanup or disposal of any solid wastes, hazardous wastes or other toxic or hazardous substances (including without limitation any such indebtedness, obligation, or liability with respect to any current regulation, law or statute regarding such storage, treatment, cleanup or disposal).

          (t) Fees; Commissions. Borrower has not agreed to pay any finder's fee, commission, origination fee (except for the processing and commitment fees due pursuant to Section 1.2 and a commission payable to UniRock Management Corporation in the amount of $105,640.74) or other fee or charge to any person or entity with respect to the Loan and investment transactions contemplated hereunder.

          (u) ERISA. Borrower is in compliance in all material respects with all applicable provisions of ERISA (as defined in Section 3.11 hereof). Neither a reportable event nor a prohibited transaction (as defined in ERISA) has occurred and is continuing with respect to any Plan (as defined in Section
3.11 hereof); no notice of intent to terminate a Plan has been filed nor has any Plan been terminated; no circumstances exist which constitute grounds entitling the Pension Benefit Guaranty Corporation (together with any entity succeeding to any or all of its functions, the "PBGC") to institute proceedings to terminate, or appoint a trustee to administer, a Plan, nor has the PBGC instituted any such proceedings; neither Borrower nor any commonly controlled entity (as defined in ERISA) has completely or partially withdrawn from a multiemployer plan (as defined in ERISA); Borrower and each commonly controlled entity has met its minimum funding requirements under ERISA with respect to all of its Plans and the present fair market value of all Plan property exceeds the present value of all vested benefits under each Plan, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA and the regulations thereunder for calculating the potential liability of Borrower or any commonly controlled entity to the PBGC or the Plan under Title IV of ERISA; and neither Borrower nor any commonly controlled entity has incurred any liability to the PBGC under ERISA.

          (v) Title to Properties. Borrower has good, indefeasible and insurable title to, or valid leasehold interests in, all its real properties and good title to its other assets, free and clear of all liens other than Permitted Liens (as defined in Section 3.15 hereof).

          (w) Material Adverse Effect. Since September 30, 1997, no event has occurred which has resulted or which Borrower reasonably believes could be expected to result in a material adverse effect on Borrower or Borrower's ability to perform its obligations under the Loan Documents. No default or event of default under any other agreement will occur as a result of the transactions contemplated by this Agreement or by the Warrant.

          (x) Financial Solvency. Borrower is not entering into the arrangements contemplated by this Agreement and the other Loan Documents with actual intent to hinder, delay or defraud either present or future creditors. On and as of the date hereof on a pro forma basis after giving effect to the transactions contemplated by the Loan Documents and to all debts incurred or to be created in connection herewith:

               (i) the present fair salable value of the assets of Borrower (on a going concern basis) will exceed the probable liability of Borrower on its debts (including its contingent obligations);

               (ii) Borrower has not incurred, nor does it intend to or believe that it will incur, debts (including contingent obligations) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received from any source, and of amounts to be payable on or in respect of debts); and the amount of cash available to Borrower after taking into account all other anticipated uses of funds is anticipated to be sufficient to pay all such amounts on or in respect of debts, when such amounts are required to be paid; and

               (iii) Borrower will have sufficient capital with which to conduct its present and proposed business and the property of Borrower does not constitute unreasonably small capital with which to conduct its current business at present levels of operations.

     For purposes of this Section 2.1(x) "debt" means any liability on a (i) right to payment whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured; or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such a right to an equitable remedy is reduced to judgment, fixed, contingent, unmatured, disputed, undisputed, secured, or unsecured.

          (y) Offering of Note and Warrant. Neither Borrower nor anyone acting on its behalf has offered the Note, the Warrant or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof, with, any person other than Lender and not more than 35 other investors. Neither Borrower nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Note and Warrant to Section 5 of the Securities Act of 1933, as amended, or the registration or qualification provisions of the blue sky laws of any state.

          (z) Registration Rights. Except as described in the Warrant, Borrower is not under any obligation to register under the Securities Act of 1933, as amended, or the Trust Indenture Act of 1939, as amended, any of its presently outstanding securities or any of its securities that may subsequently be issued.

          (aa) Employees. Borrower has no current labor problems or disputes which have resulted or Borrower reasonably believes could be expected to have a material adverse effect on the business or operations of Borrower.

          (bb) Issuance Taxes. All taxes imposed on Borrower in connection with the issuance, sale and delivery of the Note, the Warrant and the capital stock issuable upon exercise of the Warrant have been or will be fully paid, and all laws imposing such taxes have been or will be fully satisfied by Borrower.

          (cc) List of Deposit Institutions. Schedule 2.1(ac) hereto sets forth a true and complete list of all deposit institutions at which Borrower has or maintains an account or deposits of any kind.

          (dd) Locations and Names.  Except as set forth on Section
2.1(ad), Borrower has not, during the five years preceding the date of this Agreement, been known as or used any other corporate, trade or fictitious name, nor acquired all or substantially all of the assets, capital stock or operating units of any person. Borrower has not, during the five years preceding the date of this Agreement, had a business location at any address other than addresses set forth on Schedule 2.1(ad).

                            ARTICLE 3
                     COVENANTS AND AGREEMENTS

     Borrower covenants and agrees that during the term of this Agreement:

     3.1 Payment of Obligations. Borrower shall pay the indebtedness evidenced by the Note according to the terms thereof, and shall timely pay or perform, as the case may be, all of the other obligations of Borrower to Lender, direct or contingent, however evidenced or denominated, and however and whenever incurred, including but not limited to indebtedness incurred pursuant to any present or future commitment of Lender to Borrower, together with interest thereon, and any extensions, modifications, consolidations and/or renewals thereof and any notes given in payment thereof.

     3.2 Financial Statements and Reports. Borrower shall furnish to Lender (i) as soon as practicable and in any event within one hundred twenty
(120) days after the end of each fiscal year of Borrower, an audited balance sheet of Borrower as of the close of such fiscal year, an audited statement of earnings and retained earnings of Borrower as of the close of such fiscal year and an audited statement of cash flows for Borrower for such fiscal year, prepared in accordance with GAAP consistently applied and accompanied by an unqualified audit report prepared by an independent certified public accountant acceptable to Lender showing the financial condition of Borrower at the close of such year and the results of its operations during such year and accompanied by a certificate of the President of Borrower, stating that to the best of the knowledge of such officer, Borrower has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Documents during the preceding fiscal year and that no Event of Default has occurred and is continuing (or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action Borrower proposes to take in connection therewith), (ii) within thirty (30) days of the end of each calendar month, a status report indicating the financial performance of Borrower during such month and the financial position of Borrower as of the end of such month in the format required by Lender (which format will be delivered to Borrower on a diskette),
(iii) within forty-five (45) days of the end of each quarter, a balance sheet of Borrower as of the close of such quarter and a statement of earnings and retained earnings of Borrower as of the close of such quarter, all in reasonable detail, and prepared substantially in accordance with GAAP consistently applied (except for the absence of footnotes and subject to year-end adjustments), and (iv) with reasonable promptness, such other financial data as Lender may reasonably request.

     3.3     Maintenance of Books and Records; Inspection.   Borrower shall
maintain its books, accounts and records in accordance with GAAP consistently applied, and after reasonable notice from Lender, shall permit Lender, its officers, employees and any professionals designated by Lender in writing, at Borrower's reasonable expense, to visit, inspect and/or audit any of its properties, books and financial records, and to discuss its accounts, affairs and finances with Borrower or the principal officers of Borrower during reasonable business hours, all at such times as Lender may reasonably request; provided that no such visit, inspection and/or audit shall materially interfere with the conduct of Borrower's business.

     3.4 Insurance. Without limiting any of the requirements of any of the other Loan Documents, Borrower shall maintain in amounts customary for entities engaged in comparable business activity (a) to the extent required by applicable law, worker's compensation insurance (or maintain a legally sufficient amount of self insurance against worker's compensation liabilities, with adequate reserves, under a plan approved by Lender, such approval not to be unreasonably withheld or delayed) and (b) fire and "all risk" casualty insurance on its properties against such hazards and in at least such amounts as are customary in Borrower's business. Borrower will make reasonable efforts to obtain and maintain public liability insurance in an amount, and at a cost, deemed reasonable to the Borrower's Board of Directors. At the request of Lender, Borrower will deliver forthwith a certificate specifying the details of such insurance in effect.

     3.5 Taxes and Assessments. Borrower shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that Borrower in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

     3.6 Corporate Existence. Borrower shall maintain its corporate existence and good standing in the state of its incorporation, and its qualification and good standing as a foreign corporation in each jurisdiction in which such qualification is necessary pursuant to applicable law.

     3.7 Compliance with Law and Other Agreements. Except where the failure to do so would not materially adversely affect Borrower's operations or its ability to fulfill its obligations under the Loan Documents, Borrower shall maintain its business, operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which Borrower is a party or by which Borrower or any of its properties is bound. Without limiting the foregoing, Borrower shall pay all of its indebtedness promptly in accordance with the terms thereof.

     3.8 Notice of Default. Borrower shall give written notice to Lender of the occurrence of any default, event of default or Event of Default under this Agreement or any other Loan Document promptly upon the occurrence thereof.

     3.9 Notice of Litigation. Borrower shall give notice, in writing, to Lender of (a) any actions, suits or proceedings instituted by any persons whomsoever against Borrower, or affecting any of the assets of Borrower, wherein the amount at issue is in excess of Twenty-Five Thousand and No/100ths Dollars ($25,000.00), and (b) any dispute, not resolved within sixty (60) days of the commencement thereof, between Borrower on the one hand and any governmental regulatory body on the other hand, which dispute might materially interfere with the normal operations of Borrower.

     3.10 Conduct of Business, Name and Location of Business. Borrower will continue to engage in a business of the same general type and manner as conducted by it on the date of this Agreement. Without ten (10) days' prior written notice to Lender, Borrower shall not change its name or its location(s) of doing business. In the event Borrower makes a change of its name or location of business, Borrower shall promptly execute any and all financing statements, and amendments or continuations thereof and any other documents that Lender may reasonably request to evidence, continue, and/or perfect any security interest in or pledge of collateral securing the Loan.


     3.11 ERISA Plan. If Borrower has in effect, or hereafter institutes, a pension plan that is subject to the requirements of Title IV of the Employee Retirement Income Security Act of 1974, Pub. L. No. 93-406, September 2, 1974, 88 Stat. 829, 29 U.S.C.A. Section 1001 et seq. (1975), as amended from time to time ("ERISA"), then the following warranty and covenants shall be applicable during such period as any such plan (the "Plan") shall be in effect: (a) Borrower hereby warrants that no fact that might constitute grounds for the involuntary termination of the Plan, or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, exists at the time of execution of this Agreement, (b) Borrower hereby covenants that throughout the existence of the Plan, Borrower's contributions under the Plan will meet the minimum funding standards required by ERISA and Borrower will not institute a distress termination of the Plan, and (c) Borrower covenants that it will send to Lender a copy of any notice of a reportable event (as defined in ERISA) required by ERISA to be filed with the Labor Department or the Pension Benefit Guaranty Corporation, at the time that such notice is so filed.

     3.12 Dividends, Distributions, Stock Rights, etc. Borrower shall not declare or pay any dividend of any kind (other than stock dividends payable to all holders of any class of capital stock), in cash or in property, on any class of the capital stock of Borrower, or purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in cash or property in respect thereof, nor make any return of capital of shareholders, nor make any payments in cash or property in respect of any stock options, stock bonus or similar plan (except as required or permitted hereunder), nor grant any preemptive rights with respect to the capital stock of Borrower, without the prior written consent of Lender.


     3.13 Guaranties; Loans; Payment of Debt. Without Lender's prior express written consent, Borrower shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or entity whatsoever, except for the endorsement of negotiable instruments payable to Borrower for deposit or collection in the ordinary course of business. Without Lender's prior express written consent, Borrower shall not (a) make any loan, advance or extension of credit to any person other than in the normal course of its business, or (b) make any payment on any subordinated debt.

     3.14 Debt. Without the express prior written consent of Lender, Borrower shall not create, incur, assume or suffer to exist indebtedness of any description whatsoever, excluding:

          (a)  the indebtedness evidenced by the Note;

          (b) the endorsement of negotiable instruments payable to Borrower for deposit or collection in the ordinary course of business;

          (c) unsecured debts incurred to trade creditors in the ordinary course of business (each of which, individually, does not exceed $250,000); and
          (d)  the indebtedness listed on Schedule 2.1(l) hereto.

     3.15 No Liens. Borrower shall not create, incur, assume or suffer to exist any lien, security interest, security title, mortgage, deed of trust or other encumbrance upon or with respect to any of its properties, now owned or hereafter acquired, except the following permitted liens (the "Permitted Liens"):

          (a)  liens in favor of Lender;

          (b) liens for taxes or assessments or other governmental charges or levies if not yet due and payable;

          (c) liens in connection with the leasing of equipment in favor of the lessor of such equipment; and

          (d)  liens described on Schedule 2.1(l) hereto.

     3.16 Mergers, Consolidations, Acquisitions; Sales. Without the prior written consent of Lender, Borrower shall not (a) be a party to any merger, consolidation or corporate reorganization, nor (b) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, nor (c) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (d) create any Subsidiaries nor convey any of its assets to any Subsidiary.

     3.17 Transactions With Affiliates. Other than with respect to Subsidiaries of Borrower in which Lender has a security interest in the assets thereof, and of which Lender has a pledge of Borrower's stock therein, Borrower shall not enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's business and upon fair and reasonable terms no less favorable to Borrower than Borrower would obtain in a comparable arm's length transaction with a person not an affiliate. For the purposes of this Section 3.17, "affiliate" shall mean a person, corporation, partnership or other entity controlling, controlled by or under common control with Borrower.

     3.18 Environment. Borrower shall be and remain in compliance with the provisions of all federal, state and local environmental, health, and safety laws, codes and ordinances, and all rules and regulations issued thereunder; notify Lender immediately of any notice of a hazardous discharge or environmental complaint received from any governmental agency or any other party; notify Lender immediately of any hazardous discharge from or affecting Borrower's premises; immediately contain and remove the same, in compliance with all applicable laws; promptly pay any fine or penalty assessed in connection therewith; permit Lender to inspect the premises, to conduct tests thereon, and to inspect all books, correspondence, and records pertaining thereto; and at Lender's request, and at Borrower's expense, provide a report of a qualified environmental engineer, satisfactory in scope, form, and content to Lender, and such other and further assurances reasonably satisfactory to Lender that the condition has been corrected.

                            ARTICLE 4
                    CONDITIONS TO CLOSING

     4.1 Closing of the Loan. The obligation of Lender to fund the Loan on the date hereof (the "Closing Date") is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions:

          (a) Borrower shall have performed and complied in all material respects with all of the covenants, agreements, obligations and conditions required by this Agreement.

          (b) Lender shall have received an opinion of the Borrower's counsel, Krys, Boyle, Freedman & Sawyer, dated the Closing Date, in form and substance satisfactory to Lender's counsel, Chambliss, Bahner & Stophel, P.C.

          (c) Borrower shall have delivered to Lender the Note executed by Borrower.

          (d) Borrower shall have delivered to Lender a Stock Purchase Warrant together with a Warrant Valuation Letter, both executed by Borrower, in form acceptable to Lender.

          (e) Borrower shall have delivered to Lender a Pledge and Security Agreement (in form acceptable to Lender) and related stock proxy, stock power, and stock certificate (all in a form acceptable to Lender) executed by Borrower and related stock pledge letter (in a form acceptable to Lender) executed by DNI Corporation.

          (f) Borrower shall have delivered a Security Agreement and Collateral Assignment of Membership Interest (in a form acceptable to Lender) executed by Borrower and related Membership Assignment Letter (in a form acceptable to Lender) executed by Digital Data, LLC.

          (g) Borrower shall have delivered to Lender a Security Agreement executed by each Subsidiary of Borrower (in a form acceptable to Lender) and related UCC-1 Financing Statement(s) (in form acceptable to Lender) executed by each Subsidiary of Borrower.

          (h) Borrower shall have delivered to Lender Trademark and Patent Security Agreements (in form acceptable to Lender) and related UCC-1 Financing Statement(s) (in form acceptable to Lender) executed by National COM-LINK Systems, Inc. and Service Business Systems, Inc.

          (i) Borrower shall have delivered to Lender a Security Agreement executed by Borrower (in form acceptable to Lender) and related UCC-1 Financing Statement(s) (in form acceptable to Lender) executed by Borrower.


          (j) Borrower shall have delivered to Lender Pledge and Security Agreements (all in a form acceptable to Lender) and related stock proxies, stock powers, and stock certificates (all in form acceptable to Lender), executed by Donald V. Warriner, Simms Family Partnership, J. Scott Fowler, Ray
E. Dillon, III and Richard S. Simms, respectively, and related stock pledge letters (all in form acceptable to Lender) executed by Borrower.

          (k) Borrower shall have delivered to Lender the Small Business Administration Forms 480, 652 and 1031 (Parts A and B) completed by Borrower.

          (l) Borrower shall have delivered to Lender a Small Business Administration Economic Impact Assessment completed by Borrower, in a form acceptable to Lender.

          (m) Borrower shall have delivered to Lender a Landlord's Consent and Subordination of Lien, executed by Borrower's landlord, in a form acceptable to Lender.

          (n) Lender shall have received copies of the articles of incorporation and other publicly filed organizational documents of Borrower and each Subsidiary, certified by the Secretary of State or other appropriate public official in the jurisdiction(s) in which Borrower and each Subsidiary are incorporated.

          (o) Lender shall have received certified (as of the date of this Agreement) copies of all corporate action taken by Borrower and each Subsidiary, including resolutions of their Board of Directors, authorizing the execution, delivery and performance of the Loan Documents.

          (p) Lender shall have received a certificate as to the legal existence and good standing of Borrower and each Subsidiary, issued by the Secretary of State or other appropriate public official in the jurisdiction(s) in which Borrower and each Subsidiary are incorporated.

          (q) Lender shall have received certificates of the Secretaries of State or other appropriate public officials as to Borrower's and each Subsidiary's qualification to do business and good standing in each jurisdiction in which a failure to be so qualified would have a material adverse effect on their financial positions or their ability to conduct their business in the manner now conducted and as hereafter intended to be conducted.

          (r) Borrower shall have delivered to Lender copies of the articles of organization and the operating agreement of Digital Data, LLC.


          (s) Borrower shall have delivered to Lender an Authorization Agreement for Pre-Authorized Payments (Debit) executed by Borrower, in form acceptable to Lender.

          (t) Lender shall have received an Intercreditor Agreement executed by Norwest Business Credit, Inc. in a form acceptable to Lender.

          (u) Lender shall have received an Intercreditor Agreement executed by Ray E. Dillon, Jr., Ray E. Dillon, III, and Richard S. Simms Retirement/Profit Sharing Plan in a form acceptable to Lender.

          (v) Borrower shall have delivered to Lender a Pledge and Security Agreement (in a form acceptable to Lender) and related stock proxies, stock powers, and stock certificates (all in a form acceptable to Lender) executed by DNI Corporation and related stock pledge letters executed by National COM-LINK Services, Inc. and Service Business Systems, Inc.

                            ARTICLE 5
                    DEFAULT AND REMEDIES

     5.1 Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

          (a) Default by Borrower in the payment of the principal of or interest on the indebtedness evidenced by the Note in accordance with the terms of the Note, which default is not cured within five (5) days;

          (b) Any misrepresentation by Borrower, any guarantor of Borrower, or any shareholder, member, partner, subsidiary, or affiliate of Borrower as to any material matter hereunder or under any of the other Loan Documents, or delivery by Borrower of any schedule, statement, resolution, report, certificate, notice or writing to Lender that is untrue in any material respect on the date as of which the facts set forth therein are stated or certified;

          (c) Failure of Borrower, any guarantor of Borrower, or any shareholder, member, partner, subsidiary, or affiliate of Borrower to perform any of its obligations, covenants or agreements under this Agreement, the Note or any of the other Loan Documents;

          (d) Borrower (i) shall generally not pay or shall be unable to pay its debts as such debts become due; or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or
(iv) shall have had any such petition or application filed or any such proceeding commenced against it in which an order for relief is entered or an adjudication or appointment is made; or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets; or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

          (e) Borrower shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

          (f) A default or event of default shall occur under any of the other Loan Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

          (g) Borrower shall default in the timely payment or performance of any obligation now or hereafter owed to Lender in connection with any other indebtedness of Borrower now or hereafter owed to Lender;

          (h) Borrower shall have defaulted and continue to be in default in the timely payment or performance of any other secured indebtedness or secured obligation, which in the aggregate exceeds Twenty-Five Thousand and No/100ths Dollars ($25,000.00) or materially adversely affects Borrower's financial condition;

          (i) Borrower shall have defaulted and continue to be in default in the timely payment or performance of any unsecured indebtedness or unsecured obligation which in the aggregate exceeds Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00) or which in the aggregate exceeds Twenty-Five Thousand and No/100ths Dollars ($25,000.00) but is less than Two Hundred Fifty Thousand and No/100ths Dollars ($250,000.00) which is not being contested in good faith and for which no reasonable and adequate reserves are established;

          (j) Either Donald V. Warriner or J. Scott Fowler shall no longer be significantly involved in the management and/or daily operations of Borrower.

     With respect to any Event of Default described above that is capable of being cured and that does not already provide its own cure procedure (a "Curable Default"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if such Curable Default is fully cured and/or corrected within thirty (30) days (ten (10) days, if such Curable Default may be cured by payment of a sum of money) of notice thereof to Borrower given in accordance with the provisions hereof; provided, however, that this provision shall not require notice to Borrower and an opportunity to cure any Curable Default of which Borrower has had actual knowledge for the requisite number of days set forth.

     5.2  Acceleration of Maturity; Remedies.   Upon the occurrence of any
Event of Default described in subsection 5.1(d), the indebtedness evidenced by the Note as well as any and all other indebtedness of Borrower to Lender shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, Lender at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by the Note as well as any and all other indebtedness of Borrower to Lender; all without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the
Note:

          (a) Lender shall be immediately entitled to exercise any and all rights and remedies possessed by Lender pursuant to the terms of the Note and all of the other Loan Documents; and

          (b) Lender shall have any and all other rights and remedies that Lender may now or hereafter possess at law, in equity or by statute.

     5.3 Remedies Cumulative; No Waiver. No right, power or remedy conferred upon or reserved to Lender by this Agreement or any of the other Loan Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Loan Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by Lender to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Loan Documents to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

     5.4 Proceeds of Remedies. Any or all proceeds resulting from the exercise of any or all of the foregoing remedies shall be applied as set forth in the Loan Document(s) providing the remedy or remedies exercised; if none is specified, or if the remedy is provided by this Agreement, then as follows:

          First, to the costs and expenses, including, without limitation, reasonable attorney's fees incurred by Lender in connection with the exercise of its remedies;

          Second, to the expenses of curing the default that has occurred, in the event that Lender elects, in its sole discretion, to cure the default that has occurred;

          Third, to the payment of the obligations of Borrower under the Loan Documents (the "Obligations"), including but not limited to the payment of the principal of and interest on the indebtedness evidenced by the Note, in such order of priority as Lender shall determine in its sole discretion; and


          Fourth, the remainder, if any, to Borrower or to any other person lawfully thereunto entitled.

                            ARTICLE 6
                           TERMINATION

     6.1 Termination of this Agreement. This Agreement shall remain in full force and effect until the later of (a) the Maturity Date (as defined in the Note), or (b) the payment by Borrower of all amounts owed to Lender, at which time Lender shall cancel the Note and deliver it to Borrower; provided, however, that if at any time Borrower has satisfied all obligations to Lender, Borrower may terminate this Agreement by providing written notice to Lender.

                            ARTICLE 7
                          MISCELLANEOUS

     7.1 Performance By Lender. If Borrower shall default in the payment, performance or observance of any covenant, term or condition of this Agreement, which default is not cured within the applicable cure period, then Lender may, at its option, pay, perform or observe the same, and all payments made or costs or expenses incurred by Lender in connection therewith (including but not limited to reasonable attorney's fees), with interest thereon at the highest default rate provided in the Note (if none, then at the maximum rate from time to time allowed by applicable law), shall be immediately repaid to Lender by Borrower and shall constitute a part of the Obligations. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid.

     7.2 Successors and Assigns Included in Parties. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

     7.3 Costs and Expenses. Borrower agrees to pay all reasonable costs and expenses incurred by Lender in connection with the making of the Loan, including but not limited to filing fees, recording taxes, indebtedness taxes, and reasonable attorneys' fees, promptly upon demand of Lender. Borrower further agrees to pay all premiums for insurance required to be maintained by Borrower pursuant to the terms of the Loan Documents and all of the out-of-pocket costs and expenses incurred by Lender in connection with the collection of the Loan, amendment to the Loan Documents, or prepayment of the Loan, including but not limited to reasonable attorneys' fees, promptly upon demand of Lender.

     7.4 Assignment. The Note, this Agreement and the other Loan Documents may be endorsed, assigned and/or transferred in whole or in part by Lender, and any such holder and/or assignee of the same shall succeed to and be possessed of the rights and powers of Lender under all of the same to the extent transferred and assigned. Lender may grant participations in all or any portion of its interest in the indebtedness evidenced by the Note, and in such event Borrower shall continue to make payments due under the Loan Documents to Lender and Lender shall have the sole responsibility of allocating and forwarding such payments in the appropriate manner and amounts, provided, however, that neither Lender nor anyone acting on its behalf has taken, or will take, any action which would subject the issuance or sale of the Note and Warrant (and/or the granting of any participations in the Note and Warrant) to Section 5 of the Securities Act of 1933, as amended, or to the registration or qualification provisions of the blue sky laws of any state. Borrower shall not assign any of its rights nor delegate any of its duties hereunder or under any of the other Loan Documents without the prior express written consent of Lender.

     7.5 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower hereunder and under all of the other Loan Documents.

     7.6 Severability. If any provision(s) of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     7.7 Interest and Loan Charges Not to Exceed Maximum Allowed by Law. Anything in this Agreement, the Note or any of the other Loan Documents to the contrary notwithstanding, in no event whatsoever, whether by reason of advancement of proceeds of the Loan, acceleration of the maturity of the unpaid balance of the Loan or otherwise, shall the interest and loan charges agreed to be paid to Lender for the use of the money advanced or to be advanced hereunder exceed the maximum amounts collectible under applicable laws in effect from time to time. It is understood and agreed by the parties that, if for any reason whatsoever the interest or loan charges paid or contracted to be paid by Borrower in respect of the indebtedness evidenced by the Note shall exceed the maximum amounts collectible under applicable laws in effect from time to time, then ipso facto, the obligation to pay such interest and/or loan charges shall be reduced to the maximum amounts collectible under applicable laws in effect from time to time, and any amounts collected by Lender that exceed such maximum amounts shall be applied to the reduction of the principal balance of the indebtedness evidenced by the Note and/or refunded to Borrower so that at no time shall the interest or loan charges paid or payable in respect of the indebtedness evidenced by the Note exceed the maximum amounts permitted from time to time by applicable law.

     7.8 Article and Section Headings; Defined Terms. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

     7.9 Notices. Any and all notices, elections or demands permitted or required to be made under this Agreement or any of the Loan Documents shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth below, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery, telecopy or telex or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand. For the purposes of this Agreement:

The Address of Lender is:     Sirrom Investments, Inc.
                              Suite 200
                              500 Church Street
                              Nashville, TN 37219
                              Attention:  Robert Roden
                              Telecopy:  615/726-1208

with a copy to:               Chambliss, Bahner & Stophel, P.C.
                              1000 Tallan Building
                              Two Union Square
                              Chattanooga, TN 37402
                              Attention:  J. Patrick Murphy, Esq.
                              Telecopy:  423/265-9574

The Address of Borrower is:   Data National Corporation
                              11415 West I-70 Frontage Rd., North
                              Wheat Ridge, CO  80033
                              Attention:  Donald V. Warriner
                              Telecopy:  303/431-5668

with a copy to:               Krys, Boyle, Freedman & Sawyer
                              South Tower, Suite 2700
                              600 17th Street
                              Denver, CO  80202
                              Attention:  Stanley Frank Freedman
                              Telecopy:  303/893-2300

     7.10 Entire Agreement. This Agreement and the other written agreements between Borrower and Lender represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; provided, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the Obligations, the provisions of this Agreement shall control. The execution and delivery of this Agreement and the other Loan Documents by the Borrower were not based upon any fact or material provided by Lender, nor was the Borrower induced or influenced to enter into this Agreement or the other Loan Documents by any representation, statement, analysis or promise by Lender.

     7.11 Governing Law and Amendments. This Agreement and all of the Loan Documents shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State except to the extent certain rights and privileges may be granted Lender under applicable federal laws in which event federal law shall control. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     7.12 Survival of Representations and Warranties. All covenants, representations and warranties contained herein or in any of the Loan Documents, or made by or furnished on behalf of the Borrower in connection herewith or any of the Loan Documents, shall survive the execution and delivery of this Agreement and all other Loan Documents and shall continue in full force and effect so long as the Obligations are unpaid.

     7.13 Jurisdiction and Venue. Borrower hereby consents to the jurisdiction of the courts of the State of Tennessee and the United States District Court for the Middle District of Tennessee, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or any other Loan Documents or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any of such courts.

     7.14 Waiver of Trial by Jury. LENDER AND BORROWER HEREBY WAIVE TRIAL BY JURY IN ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS,
WHETHER IN
CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY
RELATING
TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

     7.15 Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     7.16 Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Borrower, Lender and their respective agents have participated in the preparation hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

                         LENDER:

                         SIRROM INVESTMENTS, INC., a Tennessee

                         By:-------------------------------
                         Title:----------------------------

                         BORROWER:

                         DATA NATIONAL CORPORATION, a Colorado
                         corporation

                         By: /s/ Donald Warriner
                         Title:  President and CEO

     The undersigned Subsidiaries join in the execution of this Agreement for the purpose of making the representations and warranties set forth herein and acknowledging and agreeing to be bound by the covenants and agreements set forth herein.

                         NATIONAL COM-LINK SYSTEMS, INC., a
                         Colorado corporation

                         By: /s/ Donald Warriner
                         Title: President and CEO

                         SERVICE BUSINESS SYSTEMS, INC., a
                         Colorado corporation

                         By: /s/ Donald Warriner
                         Title: President and CEO

                         DNI CORPORATION, a Colorado corporation

                         By: /s/ Donald Warriner
                         Title: President and CEO

                Index of Schedules and Attachments

Exhibit A - Form of Note
Schedule 2.1(b) - Subsidiaries
Schedule 2.1(e) - Options, Warrants, Stock Rights, Etc.
Schedule 2.1(f) - Trademarks, Patents, Etc.
Schedule 2.1(i)(A) and (B) - Financial Statements
Schedule 2.1(l) - Debt and Liens
Schedule 2.1(o) - Shareholder Loans
Schedule 2.1(r) - Significant Contracts
Schedule 2.1(ac) - Deposit Institutions
Schedule 2.1(ad) - Names and Locations

                     SECURED PROMISSORY NOTE

$1,500,000                                      December 11, 1997

     FOR VALUE RECEIVED, the undersigned, DATA NATIONAL CORPORATION, a Colorado corporation ("Maker"), promises to pay to the order of SIRROM INVESTMENTS, INC., a Tennessee corporation ("Payee"; Payee and any subsequent holder[s] thereof are hereinafter referred to collectively as "Holder"), at the office of Payee at P. O. Box 30443, Nashville, Tennessee 37241-0443, or at such other place as Holder may designate to Maker in writing from time to time, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100THS DOLLARS ($1,500,000), together with interest on the outstanding principal balance hereof from the date hereof at the rate of thirteen and three quarters percent (13.75%) per annum (computed on the basis of a 360-day year); provided, however, that Holder may charge and receive interest upon any renewal or extension hereof at the greater of (i) the rate set out above, or
(ii) any rate agreed to by the undersigned that is not in excess of the maximum rate of interest allowed to be charged under applicable law (the "Maximum Rate") at the time of such renewal or extension.

     Interest only on the outstanding principal balance hereof shall be due and payable monthly, in arrears, with the first installment being payable on the first (1st) day of February, 1998, and subsequent installments being payable on the first (1st) day of each succeeding month thereafter until December ___, 2002 (the "Maturity Date"), at which time the entire outstanding principal balance, together with all accrued and unpaid interest, shall be immediately due and payable in full.

     The indebtedness evidenced hereby may be prepaid in whole or in part, at any time and from time to time, without penalty. Any such prepayments shall be credited first to any accrued and unpaid interest and then to the outstanding principal balance hereof.

     Time is of the essence of this Note. It is hereby expressly agreed that in the event that any default be made in the payment of principal or interest as stipulated above, which default is not cured within five (5) days; or in the event that any default or event of default shall occur under that certain Loan Agreement of even date herewith, between Maker and Payee (as may be amended from time to time, the "Loan Agreement"), which default or event of default is not cured following the giving of any applicable notice and within any applicable cure period set forth in said Loan Agreement; or should any default by Maker be made in the performance or observance of any covenants or conditions contained in any other instrument or document now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced hereby (subject to any applicable notice and cure period provisions that may be set forth therein); then, and in such event, the entire outstanding principal balance of the indebtedness evidenced hereby, together with any other sums advanced hereunder, under the Loan Agreement and/or under any other instrument or document now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby, together with all unpaid interest accrued thereon, shall, at the option of Holder and without notice to Maker, at once become due and payable and may be collected forthwith, regardless of the stipulated date of maturity. Upon the occurrence of any default as set forth herein, at the option of Holder and without notice to Maker, all accrued and unpaid interest, if any, shall be added to the outstanding principal balance hereof, and the entire outstanding principal balance, as so adjusted, shall bear interest thereafter until paid at an annual rate (the "Default Rate") equal to the lesser of (i) the rate that is seven percentage points (7.0%) in excess of the above-specified interest rate, or (ii) the Maximum Rate in effect from time to time, regardless of whether or not there has been an acceleration of the payment of principal as set forth herein. All such interest shall be paid at the time of and as a condition precedent to the curing of any such default.

     In the event this Note is placed in the hands of an attorney for collection, or if Holder incurs any costs incident to the collection of the indebtedness evidenced hereby, Maker and any indorsers hereof agree to pay to Holder an amount equal to all such costs, including without limitation all actual reasonable attorney's fees and all court costs.

     Presentment for payment, demand, protest and notice of demand, protest and nonpayment are hereby waived by Maker and all other parties hereto. No failure to accelerate the indebtedness evidenced hereby by reason of default hereunder, acceptance of a past-due installment or other indulgences granted from time to time, shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Holder thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable laws. No extension of the time for payment of the indebtedness evidenced hereby or any installment due hereunder, made by agreement with any person now or hereafter liable for payment of the indebtedness evidenced hereby, shall operate to release, discharge, modify, change or affect the original liability of Maker hereunder or that of any other person now or hereafter liable for payment of the indebtedness evidenced hereby, either in whole or in part, unless Holder agrees otherwise in writing. This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     The indebtedness and other obligations evidenced by this Note are further evidenced by (i) the Loan Agreement and (ii) certain other instruments and documents, as may be required to protect and preserve the rights of Maker and Payee as more specifically described in the Loan Agreement.

     All agreements herein made are expressly limited so that in no event whatsoever, whether by reason of advancement of proceeds hereof, acceleration of maturity of the unpaid balance hereof or otherwise, shall the amount paid or agreed to be paid to Holder for the use of the money advanced or to be advanced hereunder exceed the Maximum Rate. If, from any circumstances whatsoever, the fulfillment of any provision of this Note or any other agreement or instrument now or hereafter evidencing, securing or in any way relating to the indebtedness evidenced hereby shall involve the payment of interest in excess of the Maximum Rate, then, ipso facto, the obligation to pay interest hereunder shall be reduced to the Maximum Rate; and if from any circumstance whatsoever, Holder shall ever receive interest, the amount of which would exceed the amount collectible at the Maximum Rate, such amount as would be excessive interest shall be applied to the reduction of the principal balance remaining unpaid hereunder and not to the payment of interest. This provision shall control every other provision in any and all other agreements and instruments existing or hereafter arising between Maker and Holder with respect to the indebtedness evidenced hereby.

     This Note is intended as a contract under and shall be construed and enforceable in accordance with the laws of the State of Tennessee, except to the extent that federal law may be applicable to the determination of the Maximum Rate.

     As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective successors, legal representatives and assigns, whether by voluntary action of the parties or by operation of law.

                              MAKER:

                              DATA NATIONAL CORPORATION, a Colorado
                                    corporation

                              By:  /s/ Donald Warriner

                              Title:  President and CEO

                      STOCK PURCHASE WARRANT

    This Warrant is issued this 11th day of December, 1997, by DATA NATIONAL CORPORATION, a Colorado corporation (the "Company"), to SIRROM INVESTMENTS, INC., a Tennessee corporation (SIRROM INVESTMENTS, INC. and any subsequent assignee or transferee hereof are hereinafter referred to collectively as "Holder" or "Holders").
                            AGREEMENT:

     1.   Issuance of Warrant; Term.

          (a) For and in consideration of SIRROM INVESTMENTS, INC. making a loan to the Company in an amount of One Million and Five Hundred Thousand and no/100ths Dollars ($1,500,000) pursuant to the terms of a secured promissory note of even date herewith (the "Note") and related loan agreement of even date herewith (the "Loan Agreement"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby grants to Holder the right to purchase 275,682 shares of the Company's common stock (the "Common Stock"), which the Company represents equals 13% of the capital stock of the Company on the date hereof, calculated on a fully diluted basis after exercise ("Base Amount"), provided that in the event that the indebtedness evidenced by the Note is outstanding on the following dates, the Base Amount shall be increased to the corresponding number set forth below (the "Outstanding Debt Rachets"):

Date                          Base Amount
-----------------             --------------------------------
December 11, 2000             306,595 shares of Common
                              Stock, which the Company
                              represents equals 14.25% of the
                              capital stock of the Company on
                              the date hereof calculated on a
                              fully diluted basis after
                              exercise.

December 11, 2001             338,423 shares of Common
                              Stock, which the Company
                              represents equals 15.50% of the
                              capital stock of the Company on
                              the date hereof calculated on a
                              fully diluted basis after
                              exercise.

December 11, 2002             371,206 shares of Common Stock,
                              which the Company represents equals
                              16.75% of the capital stock of the
                              Company on the date hereof
                              calculated on a fully diluted basis
                              after exercise.

and further provided that the initial Base Amount shall be increased to the corresponding number set forth below if the Company's total revenues, as determined in accordance with generally accepted accounting principles, consistently applied ("GAAP"), or EBITDA for the fiscal year ending September 30, 1998 are equal to or less than the amounts listed below:

Actual Revenue for       Actual EBITDA for
Fiscal Year Ending       Fiscal Year Ending
September 30, 1998       September 30, 1998     Base Amount
------------------       ------------------     ---------------------------
   $7,360,000             $740,000              18% of the capital
                                                stock of the Company on
                                                the date hereof
                                                calculated on a fully
                                                diluted basis after
                                                exercise.

   $7,450,000             $750,000              17% of the capital
                                                stock of the Company on
                                                the date hereof
                                                calculated on a fully
                                                diluted basis after
                                                exercise.

   $7,540,000             $760,000              16% of the capital
                                                stock of the Company on
                                                the date hereof
                                                calculated on a fully
                                                diluted basis after
                                                exercise.

   $7,640,000             $770,000              15% of the capital
                                                stock of the Company on
                                                the date hereof
                                                calculated on a fully
                                                diluted basis after
                                                exercise.

   $7,730,000             $780,000              14% of the capital
                                                stock of the Company on
                                                the date hereof
                                                calculated on a fully
                                                diluted basis after
                                                exercise.

          (b) If the initial Base Amount is increased because the Company's revenues or EBITDA are equal to or less than the amounts set forth above, the Outstanding Debt Rachets shall be adjusted to increase the adjusted initial Base Amount by 1% for each year the Note remains outstanding beyond December ___, 2000. (By way of illustration, if the initial Base Amount is adjusted to 18% because the Company's EBITDA for 1998 was $740,000 or less or because the Company's revenues for 1998 were $7,360,000 or less, the Outstanding Debt Rachets for 2000, 2001, and 2002 shall 19.25%, 20.50% and 21.75% of the capital stock of the Company on the date hereof, calculated on a fully diluted basis after exercise, respectively).

          (c) For purposes of this Agreement, the term "EBITDA" shall mean net income plus interest expense plus income taxes plus depreciation expenses plus amortization expenses plus any non-cash expense or amortization incurred in connection with this Warrant, all determined in accordance with GAAP.

          (d) The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof until January 31, 2003. For purposes of this Warrant the term "fully diluted basis" shall be determined in accordance with GAAP as of the date hereof.

     2. Exercise Price. The exercise price (the "Exercise Price") per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be One Cent ($.01).

     3. Exercise. This Warrant may be exercised by the Holder hereof (but only on the conditions hereinafter set forth) as to all or any increment or increments of One Hundred (100) Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at the following address: 11415 West I-70 Frontage Road, North, Wheat Ridge, CO 80033, or such other address as the Company shall designate in a written notice to the Holder hereof, together with this Warrant and payment to the Company of the aggregate Exercise Price of the Shares so purchased.
The Exercise Price shall be payable, at the option of the Holder, (i) by certified or bank check, (ii) by the surrender of the Note or portion thereof having an outstanding principal balance equal to the aggregate Exercise Price or (iii) by the surrender of a portion of this Warrant having a fair market value equal to the aggregate Exercise Price. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, and in any event within fifteen (15) days thereafter, execute and deliver to the Holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such Holder. If this Warrant shall be exercised with respect to less than all of the Shares, the Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant. The Company covenants and agrees that it will pay when due any and all state and federal issue taxes which may be payable in respect of the issuance of this Warrant or the issuance of any Shares upon exercise of this Warrant.

     4. Covenants and Conditions. The above provisions are subject to the following:

          (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended ("Securities Act") or any state securities laws ("Blue Sky Laws"). Holder is an "Accredited Investor" as defined in Regulation D of the Securities Act and has had access to sufficient information about the Company to make an investment decision. This Warrant has been acquired for investment purposes and not with a view to distribution or resale and may not be pledged, hypothecated, sold, made subject to a security interest, or otherwise transferred without (i) an effective registration statement for such Warrant under the Securities Act and such applicable Blue Sky Laws, or (ii) an opinion of counsel, which opinion and counsel shall be reasonably satisfactory to the Company and its counsel, that registration is not required under the Securities Act or under any applicable Blue Sky Laws (the Company hereby acknowledges that Bass, Berry & Sims is acceptable counsel). Transfer of the shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear substantially the following legend:

         THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR
         ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER SUCH SECURITIES ACTS OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED
         IN CONNECTION WITH SUCH PROPOSED TRANSFER.

The Holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

          (b) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens, charges and preemptive rights, if any, with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

          (c) Exclusive of any shares (not to exceed 250,000 shares) issued pursuant to the Company's 1997 incentive stock option plan provided such options were incentive stock options, the Company covenants and agrees that it shall not sell or issue any shares of the Company's capital stock at a price below the fair market value (as determined pursuant to Section 9 hereof) of such shares, without the prior written consent of the Holder hereof. In the event that the Company sells shares of the Company's capital stock in violation of this Section 4(c), the number of shares issuable upon exercise of this Warrant shall be equal to the product obtained by multiplying the number of shares issuable pursuant to this Warrant prior to such sale by the quotient obtained by dividing (i) the fair market value of the shares issued in violation of this Section 4(c) by (ii) the price at which such shares were sold.

     5. Transfer of Warrant. Subject to the provisions of Section 4 hereof, this Warrant may be transferred, in whole or in part, to any person or business entity, by presentation of the Warrant to the Company with written instructions for such transfer. Upon such presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. The Holder shall pay all expenses incurred by it in connection with the preparation, issuance and delivery of Warrants under this Section.

     6.   Warrant Holder Not Shareholder; Rights Offering; Preemptive
Rights; Preference Rights. Except as otherwise provided herein, this Warrant does not confer upon the Holder, as such, any right whatsoever as a shareholder of the Company. Notwithstanding the foregoing, if the Company should offer to all of the Company's shareholders the right to purchase any securities of the Company, then all shares of Common Stock that are subject to this Warrant shall be deemed to be outstanding and owned by the Holder and the Holder shall be entitled to participate in such rights offering. The Company shall not grant any preemptive rights with respect to any of its capital stock without the prior written consent of the Holder. The Company shall not issue any securities which entitle the holder thereof to obtain any preference over holders of Common Stock upon the dissolution, liquidation, winding-up, sale, merger, or reorganization of the Company without the prior written consent of the Holder.

     7. Observation Rights. The Holder of this Warrant shall (a) receive notice of and be entitled to attend or may send a representative to attend all meetings of the Company's Board of Directors in a non-voting observation capacity, (b) receive copies of all notices, packages and documents provided to members of the Company's Board of Directors for each board of directors meeting, and (c) receive copies of all actions taken by written consent by the Company's Board of Directors, from the date hereof until such time as the indebtedness evidenced by the Note has been paid in full.

     8.   Adjustment Upon Changes in Stock.

          (a) If all or any portion of this Warrant shall be exercised subsequent to any stock split, stock dividend, recapitalization, combination of shares of the Company, or other similar event, occurring after the date hereof, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such stock split, stock dividend, recapitalization, combination of shares, or other similar event. If any adjustment under this Section 8(a) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 8(a), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

          (b) If all or any portion of this Warrant shall be exercised subsequent to any merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Company, or other similar event, occurring after the date hereof, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of securities of the Company or another entity, then the Holder exercising this Warrant shall receive, for the aggregate price paid upon such exercise, the aggregate number and class of shares which such Holder would have received if this Warrant had been exercised immediately prior to such merger, consolidation, exchange of shares, separation, reorganization or liquidation, or other similar event. If any adjustment under this Section 8(b) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares subject to this Warrant shall be the next higher number of shares, rounding all fractions upward. Whenever there shall be an adjustment pursuant to this Section 8(b), the Company shall forthwith notify the Holder or Holders of this Warrant of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

     9.   Put Agreement.

          (a) The Company hereby irrevocably grants and issues to Holder the right and option to sell to the Company (the "Put") this Warrant for a period of 30 days immediately prior to the expiration thereof, at a purchase price (the "Purchase Price") equal to the Fair Market Value (as hereinafter defined) of the shares of Common Stock issuable to Holder upon exercise of this Warrant.

          (b) The Company shall pay to the Holder, in cash or certified or cashier's check, the Purchase Price in exchange for the delivery to the Company of this Warrant within thirty (30) days of the receipt of written notice, addressed as set forth in Section 3 hereto, from the Holder of its intention to exercise the Put.

          (c) The Fair Market Value of the shares of Common Stock of the Company issuable pursuant to this Warrant shall be determined as follows:

               (i) The Company and the Holder shall each appoint an independent, experienced appraiser who is a member of a recognized professional association of business appraisers. The two appraisers shall determine the value of the shares of Common Stock which would be issued upon the exercise of the Warrant, taking into consideration that such shares would constitute a minority interest, and would lack liquidity, and further assuming that the sale would be between a willing buyer and a willing seller, both of whom have full knowledge of the financial and other affairs of the Company, and neither of whom is under any compulsion to sell or to buy.

               (ii) If the highest of the two appraisals is not more than 10% more than the lowest of the appraisals, the Fair Market Value shall be the average of the two appraisals. If the highest of the two appraisals is 10% or more than the lowest of the two appraisals, then a third appraiser shall be appointed by the two appraisers, and if they cannot agree on a third appraiser, the American Arbitration Association shall appoint the third appraiser. The third appraiser, regardless of who appoints him or her, shall have the same qualifications as the first two appraisers.

               (iii) The Fair Market Value after the appointment of the third appraiser shall be the average of the three appraisals.

               (iv) The fees and expenses of the appraisers shall be paid one-half by the Company and one-half by the Holder.

     10.  Registration.

          (a) The Company and the holders of the Shares agree that if at any time after the date hereof the Company shall propose to file a registration statement with respect to any of its Common Stock on a form suitable for a secondary offering, it will give notice in writing to such effect to the registered holder(s) of the Shares at least thirty (30) days prior to such filing, and, at the written request of any such registered holder, made within ten (10) days after the receipt of such notice, will include therein at the Company's cost and expense (including the fees and expenses of counsel to such holder(s), but excluding underwriting discounts, commissions and filing fees attributable to the Shares included therein) such of the Shares as such holder(s) shall request; provided, however, that if the offering being registered by the Company is underwritten and if the representative of the underwriters certifies in writing that the inclusion therein of the Shares would materially and adversely affect the sale of the securities to be sold by the Company thereunder, then the Company shall be required to include in the offering only that number of securities, including the Shares, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among all selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder, but in no event shall the total number of Shares included in the offering be less than the number of securities included in the offering by any other single selling shareholder).

          (b) Whenever the Company undertakes to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible:

               (i) Prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering such Shares and use its best efforts to cause such registration statement to be declared effective by the Commission as expeditiously as possible and to keep such registration effective until the earlier of (A) the date when all Shares covered by the registration statement have been sold or (B) two hundred seventy (270) days from the effective date of the registration statement; provided, that not less than 10 days before filing a registration statement or prospectus or any amendment or supplements thereto, the Company will furnish to each Holder of Shares covered by such registration statement and the underwriters, if any, copies of all such documents proposed to be filed (excluding exhibits, unless any such person shall specifically request exhibits), which documents will be subject to the review of such Holders and underwriters, and the Company will not file such registration statement or any amendment thereto or any prospectus or any supplement thereto (including any documents incorporated by reference therein) with the Commission if, prior to filing the registration statement, (A) the underwriters, if any, shall reasonably object to such filing or (B) if information in such registration statement or prospectus concerning a particular selling Holder has changed and such Holder or the underwriters, if any, shall reasonably object.

               (ii) Prepare and file with the Commission such amendments and post-effective amendments to such registration statement as may be necessary to keep such registration statement effective during the period referred to in Section 10(b)(i) and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement, and cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed with the Commission pursuant to Rule 424 under the Securities Act.

               (iii) Furnish to the selling Holder(s) such numbers of copies of such registration statement, each amendment thereto, the prospectus included in such registration statement (including each preliminary prospectus), each supplement thereto and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

                (iv) Use commercially reasonable efforts to register and qualify under such other securities laws of such jurisdictions as shall be reasonably requested by any selling Holder and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling Holder to consummate the disposition of the Shares owned by such Holder, in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to transact business or to file a general consent to service of process in any such states or jurisdictions.

                (v) Promptly notify each selling Holder of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading and, at the request of any such Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading.

               (vi) Provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement.

               (vii) Enter into such customary agreements (including underwriting agreements in customary form for a primary offering) and take all such other actions as the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares (including, without limitation, effecting a stock split or a combination of shares).

               (viii)Make available for inspection by any selling Holder or any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the officers, directors, employees and independent accountants of the Company to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

               (ix) Promptly notify the selling Holder(s) and the underwriters, if any, of the following events and (if requested by any such person) confirm such notification in writing: (A) the filing of the prospectus or any prospectus supplement and the registration statement and any amendment or post-effective amendment thereto and, with respect to the registration statement or any post-effective amendment thereto, the declaration of the effectiveness of such documents, (B) any requests by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (C) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (D) the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threat of initiation of any proceeding for such purposes.

               (x) Make every reasonable effort to prevent the entry of any order suspending the effectiveness of the registration statement and obtain at the earliest possible moment the withdrawal of any such order, if entered.

               (xi) Cooperate with the selling Holder(s) and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends, and enable such Shares to be in such lots and registered in such names as the underwriters may request at least two (2) business days prior to any delivery of the Shares to the underwriters.

               (xii) Provide a CUSIP number for all the Shares not later than the effective date of the registration statement.

               (xiii)Prior to the effectiveness of the registration statement and any post-effective amendment thereto and at each closing of an underwritten offering, (A) make such representations and warranties to the selling Holder(s) and the underwriters, if any, with respect to the Shares and the registration statement as are customarily made by issuers in primary underwritten offerings; (B) use commercially reasonable efforts to obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the selling Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (C) deliver such documents and certificates as may be reasonably requested (1) by the holders of a majority of the Shares being sold, and (2) by the underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other similar agreement entered into by the Company; and (D) obtain opinions of counsel to the Company and updates thereof (which counsel and which opinions shall be reasonably satisfactory to the underwriters, if any), covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the selling Holders and underwriters or their counsel. Such counsel shall also state that no facts have come to the attention of such counsel which cause them to believe that such registration statement, the prospectus contained therein, or any amendment or supplement thereto, as of their respective effective or issue dates, contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements therein not misleading (except that no statement need be made with respect to any financial statements, notes thereto or other financial data or other expertized material contained therein). If for any reason the Company's counsel is unable to give such opinion, the Company shall so notify the Holders of the Shares and shall use its best efforts to remove expeditiously all impediments to the rendering of such opinion.

               (xiv)Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than forty-five
(45) days after the end of any twelve-month period (or ninety (90) days, if such period is a fiscal year) (A) commencing at the end of any fiscal quarter in which the Shares are sold to underwriters in a firm or best efforts underwritten offering, or (B) if not sold to underwriters in such an offering, beginning with the first month of the first fiscal quarter of the Company commencing after the effective date of the registration statement, which statements shall cover such twelve-month periods.

          (c) After the date hereof, the Company shall not grant to any holder of securities of the Company any registration rights which have a priority greater than or equal to those granted to Holders pursuant to this Warrant without the prior written consent of the Holder(s).

          (d) The Company's obligations under Section 10(a) above with respect to each holder of Shares are expressly conditioned upon such holder's furnishing to the Company in writing such information concerning such holder and the terms of such holder's proposed offering as the Company shall reasonably request for inclusion in the registration statement. If any registration statement including any of the Shares is filed, then the Company shall indemnify each holder thereof (and each underwriter for such holder and each person, if any, who controls such underwriter within the meaning of the Securities Act) from any loss, claim, damage or liability arising out of, based upon or in any way relating to any untrue statement of a material fact contained in such registration statement or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except for any such statement or omission based on information furnished in writing by such holder of the Shares expressly for use in connection with such registration statement; and such holder shall indemnify the Company (and each of its officers and directors who has signed such registration statement, each director, each person, if any, who controls the Company within the meaning of the Securities Act, each underwriter for the Company and each person, if any, who controls such underwriter within the meaning of the Securities Act) and each other such holder against any loss, claim, damage or liability arising from any such statement or omission which was made in reliance upon information furnished in writing to the Company by such holder of the Shares expressly for use in connection with such registration statement.

          (e) For purposes of this Section 10, all of the Shares shall be deemed to be issued and outstanding.

     11. Certain Notices. In case at any time the Company shall propose to:

          (a)  declare any cash dividend upon its Common Stock;

          (b) declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (c) offer for subscription to the holders of any of its Common Stock any additional shares of stock in any class or other rights (exclusive of any options or shares offered to employees or directors of the Company pursuant to the Company's 1997 Stock Option Plan);

          (d) reorganize, or reclassify the capital stock of the Company, or consolidate, merge or otherwise combine with, or sell all or substantially all of its assets to, another corporation; or

          (e) voluntarily or involuntarily dissolve, liquidate or wind up the affairs of the Company;

then, in any one or more of said cases, the Company shall give to the Holder of the Warrant, by certified or registered mail, (i) at least twenty (20) days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (ii) in the case of such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least twenty (20) days' prior written notice of the date when the same shall take place. Any notice required by clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and any notice required by clause (ii) shall specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

     12.  Rights of Co-Sale.

          (a) Co-Sale Right. Neither Donald V. Warriner, Simms Family Partnership, J. Scott Fowler, Ray E. Dillon, III, nor Richard S. Simms (individually a "Selling Shareholder" and collectively the "Selling Shareholders") shall enter into any transaction that would result in the sale by it of any Common Stock now or hereafter owned by it, unless prior to such sale the Selling Shareholder shall give notice to Holder of its intention to effect such sale in order that Holder may exercise its rights under this
Section 12 as hereinafter described. Such notice shall set forth (i) the number of shares to be sold by the Selling Shareholder, (ii) the principal terms of the sale, including the price at which the shares are intended to be sold, and (iii) an offer by the Selling Shareholder to use its best efforts to cause to be included with the shares to be sold by it in the sale, on a share-by-share basis and on the same terms and conditions, the Shares issuable or issued to Holder pursuant this Warrant.

          (b) Rejection of Co-Sale Offer. If Holder has not accepted such offer in writing within a period of ten (10) days from the date of receipt of the notice, then the Selling Shareholder shall thereafter be free for a period of ninety (90) days to sell the number of shares specified in such notice, at a price no greater than the price set forth in such notice and on otherwise no more favorable terms to the Selling Shareholder than as set forth in such notice, without any further obligation to Holder in connection with such sale. In the event that the Selling Shareholder fails to consummate such sale within such ninety-day period, the shares specified in such notice shall continue to be subject to this Section.

         (c) Acceptance of Co-Sale Offer. If Holder accepts such offer in writing within ten (10) day period, such acceptance shall be irrevocable unless the Selling Shareholder shall be unable to cause to be included in his sale the number of Shares of stock held by Holder and set forth in the written acceptance. In that event, the Selling Shareholder and Holder shall participate in the sale pro rata, with the Selling Shareholder and Holder each selling half the total number of such shares to be sold in the sale.

     13. Equity Participation. This Warrant is issued in connection with the Loan Agreement. Holder is a Small Business Investment Company pursuant to 13 CFR Section 107 and this Warrant is being issued in connection with the Loan Agreement pursuant to 13 CFR Section 107.815. It is intended that this Warrant constitute an equity participation under and pursuant to T.C.A.
Section 47-24-101, et seq. and that such equity participation be permitted under said statutes and not constitute interest on the Note. If under any circumstances whatsoever, fulfillment of any obligation of this Warrant, the Loan Agreement, or any other agreement or document executed in connection with the Loan Agreement, shall violate the lawful limit of any applicable usury statute or any other applicable law with regard to obligations of like character and amount, then the obligation to be fulfilled shall be reduced to such lawful limit, such that in no event shall there occur, under this Warrant, the Loan Agreement, or any other document or instrument executed in connection with the Loan Agreement, any violation of such lawful limit, but such obligation shall be fulfilled to the lawful limit. If any sum is collected in excess of the lawful limit, such excess shall be applied to reduce the principal amount of the Note.

     14. Governing Law. This warrant shall be governed by the laws of the state of Tennessee applicable to agreements made entirely within the State.

     15. Severability. If any provision(s) of this Warrant or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Warrant and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     16. Counterparts. This Warrant may be executed in any number of counterparts and be different parties to this Warrant in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Warrant.

     17. Jurisdiction and Venue. The Company hereby consents to the jurisdiction of the courts of the State of Tennessee and the United States District Court for the Middle District of Tennessee, as well as to the jurisdiction of all courts from which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations arising under this Agreement or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts.

    IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                    DATA NATIONAL CORPORATION, a Colorado
                                    corporation

                                    By: Donald V. Wariner
                                    Title: President and CEO

                                    SIRROM INVESTMENTS, INC., a Tennessee
                                    corporation

                                    By:----------------------------------
                                    Title:-------------------------------

    The undersigned Shareholders join in the execution of this Warrant for the purposes of acknowledging and agreeing to be bound by Section 12 hereof.

                                    /s/ Donald  V. Warriner
                                    ____________________________________
                                    Donald V. Warriner


                                    SIMMS FAMILY PARTNERSHIP

                                    By: /s/ Richard S. Simms
                                    Title: General Partner

                                    /s/ J. Scott Fowler
                                    ____________________________________
                                    J. Scott Fowler

                                    ____________________________________
                                    Ray E. Dillon, III

                                    /s/ Richard S. Simms
                                    ____________________________________
                                    Richard S. Simms

                        SECURITY AGREEMENT

    THIS SECURITY AGREEMENT ("Agreement"), dated as of the 11th day of December, 1997, is made and entered into by and between DATA NATIONAL CORPORATION, a Colorado corporation ("Borrower"), and SIRROM INVESTMENTS, INC., a Tennessee corporation ("Lender").

                           WITNESSETH:

    WHEREAS, Lender is making a loan (the "Loan") in the amount of $1,500,000 to Borrower, pursuant to that certain Loan Agreement of even date herewith by and between Borrower and Lender (the "Loan Agreement"); and

    WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Borrower and Borrower desires to grant to Lender a security interest in certain collateral more particularly described below.

                            AGREEMENT:

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant of Security Interest. Borrower hereby grants to Lender a security interest in the following described property and any and all proceeds (although proceeds are covered, Lender does not authorize the sale of any of the following, except to the extent permitted under Sections 10 and 11 hereof) and products thereof and accessions thereto (collectively the "Collateral"):

          (a) Equipment. All equipment and other tangible personal property of Borrower of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

          (b) Inventory, Accounts, Contract Rights, Chattel Paper, Documents, Instruments and General Intangibles. All of Borrower's inventory and any agreements for lease of same and rentals therefrom, and all of Borrower's accounts, accounts receivable, contract rights, chattel paper, software, documents, instruments and general intangibles (including but not limited to goodwill, patents and trademarks and all rights of Borrower in the Genesis database) and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;

          (c) Trademarks, Etc. All trademarks, trade names, and service marks now held or hereafter acquired by Borrower, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Borrower in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Borrower symbolized by such marks, and all patents, licenses, technology and other intangible property of Borrower, whether now owned or hereafter acquired;

          (d) Copyrights. All copyrights now held or hereafter acquired by Borrower and any applications for U.S. copyrights hereafter made by Borrower; and

          (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Borrower with respect to Borrower's business, whether now owned or hereafter acquired, and all of Borrower's computer programs and the information contained therein and all intellectual property rights with respect thereto, whether now owned or hereafter acquired.

     2.   Secured Indebtedness.  The obligations secured hereby shall include
(a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Borrower to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Borrower and any and all future advances regardless of the class of such future advances, and (c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

     3. Representations, Warranties and Agreements of Borrower. Borrower represents, warrants and agrees as follows:

          (a) Borrower will promptly notify Lender, in writing, of any change in Borrower's place or places of business if the Collateral is used in business, or of any change in Borrower's residence if the Collateral is not used in business, and regardless of use, of any change in the location of the Collateral or any records pertaining thereto.

          (b) Except as set forth on Schedule 2.1(l) of the Loan Agreement, Borrower is the owner of the Collateral free and clear of any liens, security interests, claims and encumbrances, contingent or otherwise. Borrower will defend the Collateral against the claims and demands of all persons.

          (c) Borrower will pay to Lender all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all terms of said indebtedness and this or any other security or loan agreement between Borrower and Lender, and will promptly discharge all said liabilities.

          (d) Borrower will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be obtained from such companies as may be reasonably acceptable to Lender, with provisions reasonably satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Borrower shall deposit the policies with Lender. If an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, otherwise said money shall be delivered by Lender to Borrower for the purpose of repairing or restoring the Collateral. Borrower assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Borrower's attorney in fact to endorse any draft or check made payable to Borrower in order to collect the benefits of such insurance. If Borrower fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Borrower's expense and add the cost thereof to the other amounts secured hereby.

         (e) Borrower will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems reasonably necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

         (f) The address set forth after Borrower's signature on this Agreement is Borrower's principal place of business and the location where the records concerning all intangible Collateral are kept and/or maintained. The addresses set forth on Schedule 2.1(ad) of the Loan Agreement are all of the locations where Borrower does business and the locations of all tangible Collateral.

     4. Default. Borrower shall be in default upon failure to observe or perform any of Borrower's agreements herein contained, or upon the occurrence of a default or Event of Default under the Loan Agreement or any other Loan Document (as defined in the Loan Agreement) that has not been cured during the applicable grace period, or if any warranty or statement by Borrower set forth herein or furnished in connection herewith is false or misleading.

     5. Remedies Upon Default. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), all sums secured hereby shall immediately become due and payable at Lender's option without notice to Borrower, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Tennessee) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Whenever Borrower is in default hereunder, and upon demand by Lender, Borrower shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Borrower. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Borrower at the address hereinafter set forth, or at such other address of Borrower as may be shown on Lender's records, at least five (5) days prior to such action, shall constitute reasonable notice to Borrower.

    Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

     6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Borrower's heirs, representatives, successors and assigns. If Borrower is composed of more than one person, firm and/or entity, their obligations hereunder shall be joint and several.

     8. Termination Statement. Borrower agrees that, upon the payment in full of all indebtedness secured hereby and if there is no outstanding obligation of Lender to make future advances, Lender shall be required to terminate any financing statement filed to perfect Lender's security interest(s) in any of the Collateral. Lender may at its option, in lieu of sending a termination statement to Borrower, cause said termination statement to be filed with the appropriate filing officer(s).

     9. Protection of Collateral. Without the prior written consent of Lender, Borrower will not permit any liens or security interests other than those created by this Agreement to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods.

     10. Special Agreements With Respect to Certain Tangible Collateral. Borrower additionally agrees and warrants as follows:

          (a) Borrower will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender, and will permit Lender to inspect the Collateral at any time.

          (b) If any of the Collateral is equipment or goods of a type normally used in more than one state (whether or not actually so used), Borrower will contemporaneously herewith furnish Lender a list of the states wherein such equipment or goods are or will be used, and hereafter will notify Lender in writing (i) of any other states in which such equipment or goods are so used, and (ii) of any change in the location of Borrower's principal place of business.

          (c) Borrower will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender.

          (d) Borrower will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Borrower fails to pay such sums, Lender may do so for Borrower's account and add the amount thereof to the other amounts secured hereby.

          (e) Until default in any of the terms hereof, or the terms of any indebtedness secured hereby, Borrower shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

          (f) Borrower will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

     11. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Borrower additionally warrants and agrees as follows:

          (a) So long as Borrower is not in default hereunder, Borrower shall have the right to process and sell Borrower's inventory in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and shall be subject to the security interest granted hereby. If at any time any of Borrower's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and shall be subject to the security interest granted hereby.

          (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Borrower, but if there is a default by Borrower in the payment of any amount due in respect of any indebtedness secured hereby, then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Borrower, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Borrower upon demand and shall also be secured by this Agreement.

          (c) At any time after Borrower is in default hereunder or under the Loan Agreement and such default has not been remedied within the applicable cure period, Lender shall have the right to notify the account debtors obligated on any or all of Borrower's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Borrower written notice thereof, Borrower is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

     12. Power of Attorney. Borrower hereby constitutes the Lender or its designee, as Borrower's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default which has not been remedied during the applicable cure period, to endorse Borrower's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession; to sign the name of Borrower on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Borrower to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Borrower to the Lender; and to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

     13. Governing Law and Amendments. This Agreement and all of the Loan Documents shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     14. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of the Borrowers in connection herewith shall survive the execution and delivery of this Agreement.

     15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     16. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Borrower, Lender and their respective agents have participated in the preparation hereof.

    IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                             BORROWER:

                             DATA NATIONAL CORPORATION

                             By: /s/ Donald V. Warriner
                                  Title: President and CEO

                   Address:  11415 West I-70 Frontage Road, North
                             Wheat Ridge, CO  80033

                             LENDER:

                             SIRROM INVESTMENTS, INC.

                             By:------------------------------------
                             Title:---------------------------------

                  PLEDGE AND SECURITY AGREEMENT
                            (Borrower)

    THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated December 11, 1997, by and between DATA NATIONAL CORPORATION, a Colorado corporation ("Borrower") and SIRROM INVESTMENTS, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee ("Lender");

                           WITNESSETH:

    WHEREAS, pursuant to a Loan Agreement of even date herewith, by and between Borrower and Lender (the "Loan Agreement"), Lender has made a loan to Borrower in the original principal amount of $1,500,000 (the "Loan"). The Loan is evidenced by a Secured Promissory Note of even date herewith, in the Loan amount, made and executed by Borrower, payable to the order of Lender (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note").

    WHEREAS, it is a condition of Lender's agreement to make the Loan to Borrower that Borrower execute and deliver this Agreement to Lender.

                            AGREEMENT:

    NOW THEREFORE, in consideration of the foregoing, and to enable Borrower to obtain loans and other extensions of credit from Lender and to induce Lender to have transactions with Borrower, Borrower agrees as follows:

     1. Pledge. As collateral security for the payment and performance in full of the Obligations (as hereinafter defined), Borrower hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, the collateral described in Schedule A hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively called the "Pledged Securities");

    TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.

    Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered.

     2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure full payment and performance of any and all indebtedness and other obligations of Borrower to Lender, direct or contingent, however evidenced or denominated, and however or whenever incurred, including without limitation indebtedness incurred pursuant to any past, present or future commitment of Lender to Borrower (regardless of the class of such future advance), including, without limitation, the indebtedness evidenced by the Note (collectively the "Obligations").

     3. Representations and Warranties. Borrower hereby represents and warrants to Lender (a) that Borrower is the legal and equitable owner of the Pledged Securities, that Borrower has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; and (b) that no consent or approval of any governmental body or regulatory authority, or of any other party, which was or is necessary to the validity of this pledge, has not been obtained. Borrower further represents and warrants that no part of the Obligations will be used to purchase or carry any "margin stock", as defined in Regulation U of the Board of Governors of the Federal Reserve System, 12 CFR 221.1 et seq.

     4. Registration in Nominee Name; Denominations. Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Borrower, endorsed or assigned in blank or in favor of Lender. Borrower shall deliver to Lender all certificates representing the Pledged Securities promptly upon receipt by Borrower. Upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     5. Remedies Upon Default. Upon the occurrence of a default or Event of Default under the Loan Agreement, or in the event that any representation or warranty herein shall prove to have been untrue when made, then, and in any such event, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee, and without limiting the foregoing, Lender may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate, including without limitation, at Lender's option, the purchase of all or any part of said securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Borrower hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

     6. Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 5 hereof, and the proceeds of the exercise of any of Lender's other remedies hereunder, shall be applied by Lender as follows:

    First: To the payment of all costs and expenses incurred by Lender in connection with any such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for Lender in connection therewith, and

    Second: To the payment in full of the Obligations, first to accrued interest and thereafter to the unpaid principal amount thereof, to the extent not previously paid by Borrower, and

    Third: The excess, if any, shall be paid to Borrower or any other person lawfully thereunto entitled.

     7. Reimbursement of Lender. Borrower agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorney's fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

     8. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

     9. Limitation of Lender Liability. Except in the case of their intentional malfeasance or gross negligence, neither Lender nor its partners, employees, agents, representatives, or nominees shall be liable for any loss incurred by Borrower arising out of any act or omission of Lender, its partners, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.

     10. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns.

     11. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the party to be charged therewith. Time is of the essence with respect to the obligations of Borrower pursuant to this Agreement.

     12. Further Assurances. Borrower agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

     13. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

    IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

                              BORROWER:

                              DATA NATIONAL CORPORATION, a Colorado
                              corporation

                              By: /s/ Donald V. Warriner
                              Title: President and CEO

                              LENDER:

                              SIRROM INVESTMENTS, INC., a Tennessee
                              corporation

                              By:_______________________________
                              Title:____________________________

                            SCHEDULE A

                        Pledged Securities

                                No. Of                          Certificate
         Issuer                 Shares            Class             Nos.
------------------------     -------------     -----------    ----------------

1.   DNI Corporation          1,271,200          Common             55

                           STOCK POWER


          FOR VALUE RECEIVED and subject to that certain Pledge and Security Agreement dated December 11, 1997, among the undersigned, and Sirrom Investments, Inc., a Tennessee corporation ("Pledgee"), the terms and conditions of which are incorporated by reference herein, the undersigned does hereby assign and transfer unto Pledgee ________________________ (_______) shares of stock of DNI Corporation, a Colorado corporation (the "Company") standing in the name of the undersigned on the books of the Company and represented in the articles of incorporation filed with the office of the Colorado Secretary of State, and all other shares of stock of the Company of any class or category now or hereafter owned by the undersigned and does hereby irrevocably constitute and appoint Pledgee as attorney-in-fact for the undersigned to transfer said stock on the books of the Company with full power of substitution in the premises.

          Dated this 11th day of December, 1997.

                              DATA NATIONAL CORPORATION

                              By: /s/ Donald V. Warriner
                              Title: President and CEO

                       STOCK PLEDGE LETTER

                        December 11, 1997

Sirrom Investments, Inc.
500 Church Street
Suite 200
Nashville, Tennessee  37219

Gentlemen:

     Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between Data National Corporation (the "Shareholder") and you pursuant to which Shareholder has pledged to you __________ shares (the "Shares") of the undersigned as security for obligations of the Shareholder to you under that certain Loan Agreement, of even date herewith, between the Shareholder and you (the "Loan Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Pledge Agreement.

          The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the pledge of the Shares under the Pledge Agreement. In particular, the undersigned acknowledges and confirms that you have been designated as the only registered pledgee of the Shares.

          This letter shall continue in full force and effect until all Obligations have been paid and/or satisfied.

                                   DNI Corporation

                                   By: /s/ Donald V. Warriner
                                   Title: President and CEO

                        IRREVOCABLE PROXY

                        December 11, 1997

Sirrom Investments, Inc.
500 Church Street
Suite 200
Nashville, Tennessee  37219

Gentlemen:

     Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between the undersigned and you pursuant to which the undersigned has pledged to you _______ shares (the "Shares") of common stock of DNI Corporation (the "Company") as security for obligations of the undersigned to you under that certain Loan Agreement, of even date herewith, between the undersigned and you (the "Loan Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Pledge Agreement.

     The undersigned hereby irrevocably appoints you as attorney and proxy, with full power of substitution, after a default under the Loan Agreement, which default has not been remedied during the applicable cure period, to vote or express written consent or dissent in such manner as such attorney and proxy, or its substitute, shall, in its sole discretion, deem proper and otherwise act (including pursuant to any corporate action in writing without a meeting) with respect to all of the Shares which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise.

     This Proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy, and is granted in consideration of and as an inducement to cause you to enter into the transactions contemplated by the Pledge Agreement and the Loan Agreement. This proxy shall revoke any other proxy granted by the undersigned at any time with respect to the Shares and no subsequent proxies will be given with respect thereto by the undersigned. In addition, if subsequent to the date hereof and after a default under the Loan Agreement, the undersigned is entitled to vote the Shares for any purpose, then the undersigned shall take all actions necessary to vote the Shares pursuant to instructions received from you.

     This irrevocable proxy shall continue in full force and effect until all Obligations have been paid and/or satisfied.

                              DATA NATIONAL CORPORATION

                              By: /s/ Donald V. Warriner
                              Title: President and CEO

                      SECURITY AGREEMENT AND
           COLLATERAL ASSIGNMENT OF MEMBERSHIP INTEREST

    THIS SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT OF MEMBERSHIP
INTEREST
("Assignment"), made as of the 11th day of December, 1997, by and between DATA NATIONAL CORPORATION, a Colorado corporation ("Assignor") and SIRROM INVESTMENTS, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee ("Assignee").

                      W I T N E S S E T H:

    WHEREAS, Assignor is a member of Digital Data, LLC, a Colorado limited liability company (the "Company"), and as such member has the right to govern and receive certain profits, income and distributions from the Company; and

    WHEREAS, pursuant to that certain Loan Agreement of even date herewith by and between Assignee and Assignor (as amended from time to time, the "Loan Agreement"), Assignee has made a loan (the "Loan") to Assignor evidenced by a promissory note of even date herewith, in the original principal amount of $1,500,000, made and executed by Assignor, payable to the order of Assignee (the "Note"); and

    WHEREAS, Assignor and Assignee desire to secure payment of the Note and the performance of all of the other obligations of the Company and/or Assignor to Assignee, by an assignment of all Assignor's rights in the Company, including without limitation Assignor's rights to govern and receive profits, income and distributions from the Company, together with certain other interests as hereinafter set forth;

    NOW THEREFORE, in consideration of the foregoing, the mutual covenants hereinafter contained and the making of the Loan, the parties hereto agree as follows:

    1. Grant of Security Interest and Assignment. Assignor hereby grants a security interest in, assigns, transfers, conveys and sets over to Assignee, all of Assignor's estate, title and interest in and to the Company, including without limitation Assignor's estate, title and interest in and to the management rights, the profits and income of, and distributions from, the Company, whether under the articles of organization of the Company and/or that certain Operating Agreement dated September 16, 1996, by and among the members of the Company, as the same may be amended from time to time (collectively the "Operating Agreement"), or otherwise, together with any and all proceeds thereof (the entirety of such estate, title and interest, and all rights, powers, privileges, options and other benefits of Assignor pursuant thereto, including the proceeds thereof, are hereinafter referred to collectively as the "Assignor's Interests"). The assignment of, and grant of a security interest in, Assignor's Interests shall be absolute and unconditional, and shall be effective upon the execution of this Assignment.

    2. Collateral Security. The grant of the security interest, assignment, transfer and conveyance effected by Section 1 hereof is made by Assignor for the following purposes:

          (a) To secure the payment of the indebtedness for borrowed money evidenced by the Note, together with interest thereon, and any extensions, modifications and/or renewals thereof and any notes given in payment of any such principal and/or interest;

          (b) To secure the payment of all court costs, expenses and costs of whatever kind incident to the collection of any indebtedness or enforcement of any obligations secured hereby and the enforcement or protection of the lien and/or security interest of this instrument, including reasonable attorney's fees; and

        (c) To secure the payment of any and all other indebtednesses of the Company and/or Assignor to Assignee, however evidenced or denominated, and however and whenever incurred, including without limitation indebtednesses incurred pursuant to any previous, present or future commitment of Assignee to the Company and/or Assignor.

The execution and delivery of this Assignment shall not in any way impair or diminish any obligations of Assignor under the Operating Agreement, nor shall any such obligations be imposed upon Assignee. Upon the payment of the principal of, and all interest on, and all of the other sums payable in respect of, the indebtedness evidenced by the Note and all other sums and obligations secured by this Assignment, and the performance and observance of the provisions of any and all documents relating to the Note, the grant of the security interest, assignment, transfer and conveyance effected by Section 1 hereof and all rights herein assigned to Assignee shall cease and terminate and all the estate, right and title of Assignor to the Assignor's Interests shall revert to Assignor and this Assignment shall be of no further force and effect.

    3.   Representations, Warranties and Covenants of Assignor.  Subject to
Section 3(b) hereof, Assignor represents and warrants to, and covenants with, Assignee as follows:

          (a) Assignor is a member of the Company, and as such member owns interests in the Company equal to 50% of the total ownership interests in the Company. Assignor's Interests in the Company entitle Assignor to 50% of the governance rights of the Company and to collect and receive 50% of the profits, income and distributions from the Company when and as distributed in accordance with the provisions of the Operating Agreement.

          (b) Assignor has full right, power and authority to assign and transfer to Assignee the Assignor's Interests, free and clear of all liens, claims or encumbrances of any kind whatever, and this Assignment is effective to do so. The execution and delivery of this Assignment and the performance and observance of the obligations of Assignor hereunder will not violate the provisions of the articles of organization of the Company, the Operating Agreement or any other agreement of any kind to which Assignor is a party or by the terms of which Assignor is bound.

          (c) Neither the consent of the other members of the Company nor that of any other person or entity is required to effect the assignment of the Assignor's Interests as herein provided.

          (d) Assignor has delivered to Assignee true and correct copies of the articles of organization of the Company and the Operating Agreement, as amended to the date hereof.

          (e) So long as this Assignment remains in effect and so long as any indebtedness or other obligations secured hereby remain unpaid, Assignor will not, without Assignee's prior written consent, terminate, sell, assign, convey or otherwise transfer to any other person, firm or entity any interest in the Company presently owned by Assignor.

         (f) So long as this Assignment remains in effect and so long as any indebtedness or other obligations secured hereby remain unpaid, Assignor will cause the Company to continue to be a limited liability company.

          (g) There are currently no contribution obligations of Assignor to the Company.

          (h) Assignor will deliver to Assignee copies of all notices of any meetings of members, along with any proxy statements or other associated correspondence given to Assignor by the Company.

          (i) Assignor will give Assignee at least fifteen (15) days' prior written notice of any proposed amendment to the Operating Agreement, and Assignor will not, without the prior written consent of Assignee, consent to any such amendment if such amendment could have an adverse effect on the Assignor's Interests or Assignee's security interest therein.

    4. Default and Remedy. Prior to the occurrence of an Event of Default (as hereafter defined), the Company shall be entitled to make distributions in respect of the Assignor's Interests directly to Assignors.
If Assignor defaults in the timely repayment of any indebtedness hereby secured or the timely performance of any of its obligations to Assignee hereby secured, or if Assignor breaches any of the representations, warranties or covenants herein contained, or if a default or event of default shall occur under the terms of any instrument or document now or hereafter evidencing, securing or in any way related to the Loan or the indebtedness evidenced by the Note, or if Assignor shall make an assignment for the benefit of creditors, be adjudged bankrupt or have filed in its behalf or against it any type of bankruptcy or insolvency proceeding, or if a trustee or receiver shall be appointed for Assignor or any of its property, then, and in any such event, Assignee shall have the right (a) to declare the indebtedness evidenced by the Note and any and all other indebtedness of the Company and/or Assignor to Assignee to be immediately due and payable, subject to Section 3(b) hereof but otherwise without notice or demand, and (b) to exercise all of the rights and remedies of a secured party under the Tennessee Uniform Commercial Code. Without limiting the foregoing, upon the occurrence of any of the aforesaid events of default (individually an "Event of Default" and collectively the "Events of Default"), Assignee shall also have the right to declare, by notice to the Company and to Assignor, that all distributions made in respect of the Assignor's Interests from and after the date of said notice shall be made directly to Assignee in accordance with the assignment evidenced hereby. Assignor hereby irrevocably appoints Assignee as attorney and proxy, with full power of substitution, after an Event of Default, to vote or express written consent or dissent in such manner as such attorney or proxy, or its substitute, shall, in its sole discretion, deem proper and otherwise act (including pursuant to any action in writing without a meeting) with regard to the Assignor's Interest which Assignor is entitled to vote at any meeting of the members of the Company or pursuant to written action taken in lieu of any such meeting or otherwise. Until the Company receives the aforesaid notice of default from Assignee, the Company shall have no liability for distributions made to Assignor; after receipt of such notice, the Company shall make all distributions otherwise payable to Assignor to Assignee.

    5. Non-inclusive Remedy. Upon the occurrence of any Event of Default, Assignee may at its election proceed directly and personally against Assignor to collect the indebtedness and enforce the obligations secured hereby without first proceeding to realize upon the security afforded by this Assignment or any other collateral held by Assignee to secure the obligations of Assignor to Assignee. It is specifically agreed that as to any security, either by way of collateral or personal endorsement, Assignee may enforce collection thereof as it may deem for its best interest, or as it may agree with the Company, and to this end Assignee may compromise or compound such liability in such way as it may deem best and as may be permitted by law or by this Assignment.

    6. Application of Proceeds of Remedies. Any and all proceeds received by Assignee in respect of the Assignor's Interests upon the exercise of any of Assignee's remedies hereunder shall be applied as follows:

    First - to all costs and expenses, including reasonable attorney fees, incurred by Assignee in enforcing its remedies hereunder or under any other instrument or document evidencing, securing or in any way related to any indebtedness secured hereby, or in enforcing or protecting the lien(s) and/or security interests hereof or thereof;

    Second - to pay any sums, with interest, advanced by Assignee to or for the account of Assignor or the Company pursuant to the terms of the Note or this Assignment;

    Third - to pay all indebtedness secured hereby, interest and principal, in such order as Assignee may elect, or any balance thereof remaining unpaid; and

    Fourth - the balance, if any, to be paid to Assignor or such other person(s) as may be lawfully entitled thereto.

    7. Waiver of Certain Laws. Assignor agrees, to the full extent permitted by law, that upon the occurrence of any Event of Default, neither Assignor nor anyone claiming by or under Assignor shall or will set up, claim or seek to take advantage of any appraisement, evaluation, stay, extension, homestead, redemption or exemption laws now or hereafter in force in order to prevent or hinder the enforcement of this Assignment, or the final and absolute realization of Assignee upon the assignment, transfer and conveyance herein made, and Assignor, for Assignor and all who may at any time claim through or under Assignor, hereby expressly waive to the full extent that Assignor may lawfully do so, the benefit of all such laws, and any and all right to have the assets comprising the security intended to be created hereby marshalled upon any exercise of the remedies provided herein.

    8. Recording and Filing. A counterpart of this Assignment and/or one or more UCC-1 financing statements may be recorded or filed, at the option of Assignee, in such offices as may be provided by law or as Assignee may deem appropriate. Assignor agrees to execute and deliver to Assignee any financing statements required under the Uniform Commercial Code as enacted in any state in which such recordation and filing would be appropriate. The costs of all such recordings and filings shall be borne by Assignor.

    9. Notices. Each notice required or permitted hereunder shall be deemed to have been properly given or served by the deposit of same in the United States Mail, designated as registered or certified mail, return receipt requested, bearing adequate postage, and addressed as hereinafter provided:

    If to Assignor, to

    Data National Corporation
    11415 West I-70 Frontage Road North
    Wheat Ridge, Colorado  80033
    Attention:  Donald V. Warriner

    If to the Company, to

    Digital Data, LLC
    11415 West I-70 Frontage Road North
    Wheat Ridge, Colorado  80033
    Attention:  Donald V. Warriner

    If to Assignee, to

    Sirrom Investments, Inc.
    500 Church Street
    Suite 200
    Nashville, Tennessee 37219
    Attention:  Robert Roden

Each notice shall be effective upon being deposited as aforesaid, and rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent.

    10. Assignment Irrevocable; Supplemental Instruments. Assignor agrees that the assignment, transfer and conveyance made hereby is irrevocable, and that Assignor will not, while this Assignment is in effect, take any action that is inconsistent with this Assignment, or make any other assignment or conveyance of Assignor's Interests (other than to Assignee) without Assignee's prior written consent, and that any such assignment or conveyance without such consent shall be void and of no effect. Assignor will from time to time, upon request of Assignee, execute all instruments of further assurance and all supplemental instruments necessary to effect the transactions contemplated hereby as Assignee may specify.

    11. Notices and Statements from Company. Assignor agrees to furnish to Assignee immediately upon receipt thereof, copies of all notices, demands, statements of account, financial statements, schedules and other information concerning the Company or the Assignor's Interests, including without limitation income tax returns and supporting schedules.

    12. Amendment. This Assignment may be amended or modified only in a writing specifically referring to this Assignment and executed by each of the parties hereto.

    13. Governing Law. This Assignment shall be construed and interpreted according to the laws of the State of Tennessee.

    14. Counterparts. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    15. Miscellaneous. The section and paragraph headings contained in this Assignment are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Assignment. When used herein, the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as the context may require.

    IN WITNESS WHEREOF, the parties hereto have executed this Assignment or have caused this Assignment to be duly executed as of the date first above written.

                             ASSIGNOR:

                             DATA NATIONAL CORPORATION

                             By: /s/ Donald V. Wariner
                             Title: President and CEO

                             ASSIGNEE:

                             SIRROM INVESTMENTS, INC.

                             By:______________________________
                             Title:___________________________

                   MEMBERSHIP ASSIGNMENT LETTER

                        December 11, 1997

Sirrom Investments, Inc.
500 Church Street
Suite 200
Nashville, Tennessee  37219

Gentlemen:

     Reference is made to that certain Security Agreement and Collateral Assignment of Membership Interest (the "Assignment Agreement"), of even date herewith, between Data National Corporation, a Colorado corporation ("Assignor") and you pursuant to which Assignor assigned to you all of its membership interest ("Membership Interest") in the undersigned as security for obligations of Assignor to you under that certain Loan Agreement, of even date herewith, between Assignor and you. Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Assignment Agreement.

     The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the assignment of the Membership Interest under the Assignment Agreement. In particular, the undersigned acknowledges and confirms that you have been designated as the only registered assignee of the Membership Interest.

     This letter shall continue in full force and effect until all indebtedness and obligations described in the Assignment Agreement have been paid and/or satisfied.

                              Digital Data, LLC

                              By: /s/ Donald V. Warriner
                              Title: President and CEO

                        SECURITY AGREEMENT
                          (Subsidiaries)

    THIS SECURITY AGREEMENT ("Agreement"), dated as of the 11th day of December, 1997, is made and entered into by and among the parties listed on the signature page(s) hereof as Subsidiaries (collectively "Subsidiary") and SIRROM INVESTMENTS, INC., a Tennessee corporation ("Lender").

                           WITNESSETH:

    WHEREAS, Lender is making a loan (the "Loan") in the amount of $1,500,000 to Data National Corporation, a Colorado corporation and parent corporation of Subsidiary ("Parent"), pursuant to that certain Loan Agreement of even date herewith by and between Parent and Lender (the "Loan Agreement"); and

    WHEREAS, in connection with the making of the Loan, Lender desires to obtain from Subsidiary and Subsidiary desires to grant to Lender a security interest in certain collateral more particularly described below.

                            AGREEMENT:

    NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Grant of Security Interest. Subsidiary hereby grants to Lender a security interest in the following described property and any and all proceeds (although proceeds are covered, Lender does not authorize the sale of any of the following, except to the extent permitted under Sections 10 and 11 hereof) and products thereof and accessions thereto (collectively the "Collateral"):

          (a) Equipment. All equipment and other tangible personal property of Subsidiary of any kind and description, whether now owned or hereafter acquired and wherever located, together with all parts, accessories and attachments and all replacements thereof and additions thereto;

          (b)  Inventory, Accounts, Contract Rights, Chattel Paper,
Documents, Instruments and General Intangibles. All of Subsidiary's inventory and any agreements for lease of same and rentals therefrom, and all of Subsidiary's accounts, accounts receivable, contract rights, chattel paper, software, documents, instruments and general intangibles (including but not limited to goodwill, patents and trademarks and all rights of Subsidiary in the Genesis database) and the proceeds therefrom, whether now in existence or owned or hereafter arising or acquired, entered into or created, and wherever located; and whether held for lease or sale, or furnished or to be furnished under contracts of service;

          (c) Trademarks, Etc. All trademarks, trade names, and service marks now held or hereafter acquired by Subsidiary, both those that are registered with the United States Patent and Trademark Office and any unregistered marks used by Subsidiary in the United States, and trade dress, including logos and designs, in connection with which any such marks are used, together with all registrations regarding such marks and the rights to renewals thereof, and the goodwill of the business of Subsidiary symbolized by such marks, and all patents, licenses, technology and other intangible property of Subsidiary, whether now owned or hereafter acquired;

          (d) Copyrights. All copyrights now held or hereafter acquired by Subsidiary and any applications for U.S. copyrights hereafter made by Subsidiary; and

          (e) Proprietary Information, Computer Data, Etc. All proprietary information and trade secrets of Subsidiary with respect to Subsidiary's business, whether now owned or hereafter acquired, and all of Subsidiary's computer programs and the information contained therein and all intellectual property rights with respect thereto, whether now owned or hereafter acquired.

     2. Secured Indebtedness. The obligations secured hereby shall include (a) loans to be made concurrently or in connection with this Agreement or the Loan Agreement as evidenced by one or more promissory notes payable to the order of Lender that shall be due and payable as set forth in such promissory notes, and any renewals or extensions thereof, (b) the full and prompt payment and performance of any and all other indebtednesses and other obligations of Parent and/or Subsidiary to Lender, direct or contingent (including but not limited to obligations incurred as indorser, guarantor or surety), however evidenced or denominated, and however and whenever incurred, including but not limited to indebtednesses incurred pursuant to any present or future commitment of Lender to Parent and/or Subsidiary and any and all future advances regardless of the class of such future advances, and (c) all future advances made by Lender for taxes, levies, insurance and preservation of the Collateral and all attorney's fees, court costs and expenses of whatever kind incident to the collection of any of said indebtedness or other obligations and the enforcement and protection of the security interest created hereby.

     3. Representations, Warranties and Agreements of Subsidiary. Subsidiary represents, warrants and agrees as follows:

          (a) Subsidiary will promptly notify Lender, in writing, of any change in Subsidiary's place or places of business if the Collateral is used in business, or of any change in Subsidiary's residence if the Collateral is not used in business, and regardless of use, of any change in the location of the Collateral or any records pertaining thereto.

          (b)  Except as set forth on Schedule 2.1(l) of the Loan
Agreement, Subsidiary is the owner of the Collateral free and clear of any liens, security interests, claims and encumbrances, contingent or otherwise. Subsidiary will defend the Collateral against the claims and demands of all persons.

          (c) Subsidiary will pay to Lender all amounts secured hereby as and when the same shall be due and payable, whether at maturity, by acceleration or otherwise, and will promptly perform all terms of said indebtedness and this or any other security or loan agreement between Subsidiary and Lender, and will promptly discharge all said liabilities.

          (d) Subsidiary will at all times keep the Collateral insured against all insurable hazards in amounts equal to the full cash value of the Collateral. Such insurance shall be obtained from such companies as may be reasonably acceptable to Lender, with provisions reasonably satisfactory to Lender for payment of all losses thereunder to Lender as its interests may appear. If required by Lender, Subsidiary shall deposit the policies with Lender. If an Event of Default (as defined in the Loan Agreement) has occurred and is continuing, any money received by Lender under said policies may be applied to the payment of any indebtedness secured hereby, whether or not due and payable, otherwise said money shall be delivered by Lender to Subsidiary for the purpose of repairing or restoring the Collateral. Subsidiary assigns to Lender all right to receive proceeds of insurance not exceeding the amounts secured hereby, directs any insurer to pay all proceeds directly to Lender, and appoints Lender Subsidiary's attorney in fact to endorse any draft or check made payable to Subsidiary in order to collect the benefits of such insurance. If Subsidiary fails to keep the Collateral insured as required by Lender, Lender shall have the right to obtain such insurance at Subsidiary's expense and add the cost thereof to the other amounts secured hereby.

          (e) Subsidiary will pay all costs of filing of financing, continuation and termination statements with respect to the security interests created hereby, and Lender is authorized to do all things that it deems reasonably necessary to perfect and continue perfection of the security interests created hereby and to protect the Collateral.

          (f) The address set forth after Subsidiary's signature on this Agreement is Subsidiary's principal place of business and the location where the records concerning all intangible Collateral are kept and/or maintained. The addresses set forth on Schedule 2.1(ad) of the Loan Agreement are all of the locations where Subsidiary does business and the locations of all tangible Collateral.

     4. Default. Subsidiary shall be in default upon failure to observe or perform any of Subsidiary's agreements herein contained, or upon the occurrence of a default or Event of Default under the Loan Agreement or any other Loan Document (as defined in the Loan Agreement) that has not been cured during the applicable grace period, or if any warranty or statement by Subsidiary set forth herein or furnished in connection herewith is false or misleading.

     5. Remedies Upon Default. Upon the occurrence of an Event of Default (as defined in the Loan Agreement), all sums secured hereby shall immediately become due and payable at Lender's option without notice to Subsidiary, and Lender may proceed to enforce payment of same and to exercise any and all rights and remedies provided by the Uniform Commercial Code (Tennessee) or other applicable law, as well as all other rights and remedies possessed by Lender, all of which shall be cumulative. Whenever Subsidiary is in default hereunder, and upon demand by Lender, Subsidiary shall assemble the Collateral and make it available to Lender at a place reasonably convenient to Lender and Subsidiary. Any notice of sale, lease or other intended disposition of the Collateral by Lender sent to Subsidiary at the address hereinafter set forth, or at such other address of Subsidiary as may be shown on Lender's records, at least five (5) days prior to such action, shall constitute reasonable notice to Subsidiary.

    Lender may waive any default before or after the same has been declared without impairing its right to declare a subsequent default hereunder, this right being a continuing one.

     6. Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the validity or enforceability of the remaining provisions of this Agreement.

     7. Binding Effect. This Agreement shall inure to the benefit of Lender's successors and assigns and shall bind Subsidiary's heirs, representatives, successors and assigns. If Subsidiary is composed of more than one person, firm and/or entity, their obligations hereunder shall be joint and several.

     8. Termination Statement. Subsidiary agrees that upon the payment in full of all indebtedness secured hereby if there is no outstanding obligation of Lender to make future advances, Lender shall be required to terminate any financing statement filed to perfect Lender's security interest(s) in any of the Collateral. Lender may at its option, in lieu of sending a termination statement to Subsidiary, cause said termination statement to be filed with the appropriate filing officer(s).

     9. Protection of Collateral. Without the prior written consent of Lender, Subsidiary will not permit any liens or security interests other than those created by this Agreement to attach to any of the Collateral, nor permit any of the Collateral to be levied upon under any legal process, nor permit anything to be done that may impair the security intended to be afforded by this Agreement, nor permit any tangible Collateral to become attached to or commingled with other goods.

     10. Special Agreements With Respect to Certain Tangible Collateral. Subsidiary additionally agrees and warrants as follows:

          (a) Subsidiary will not permit any of the Collateral to be removed from the location specified herein, except for temporary periods in the normal and customary use thereof, without the prior written consent of Lender, and will permit Lender to inspect the Collateral at any time.

          (b) If any of the Collateral is equipment or goods of a type normally used in more than one state (whether or not actually so used), Subsidiary will contemporaneously herewith furnish Lender a list of the states wherein such equipment or goods are or will be used, and hereafter will notify Lender in writing (i) of any other states in which such equipment or goods are so used, and (ii) of any change in the location of Subsidiary's principal place of business.

          (c) Subsidiary will not sell, exchange, lease or otherwise dispose of any of the Collateral or any interest therein without the prior written consent of Lender.

          (d) Subsidiary will keep the Collateral in good condition and repair and will pay and discharge all taxes, levies and other impositions levied thereon as well as the cost of repairs to or maintenance of same, and will not permit anything to be done that may impair the value of any of the Collateral. If Subsidiary fails to pay such sums, Lender may do so for Subsidiary's account and add the amount thereof to the other amounts secured hereby.

          (e) Until default in any of the terms hereof, or the terms of any indebtedness secured hereby, Subsidiary shall be entitled to possession of the Collateral and to use the same in any lawful manner, provided that such use does not cause excessive wear and tear to the Collateral, cause it to decline in value at an excessive rate, or violate the terms of any policy of insurance thereon.

          (f) Subsidiary will not allow the Collateral to be attached to real estate in such manner as to become a fixture or a part of any real estate.

     11. Special Agreements With Respect to Intangible and Certain Tangible Collateral. Subsidiary additionally warrants and agrees as follows:

          (a) So long as Subsidiary is not in default hereunder, Subsidiary shall have the right to process and sell Subsidiary's inventory in the regular course of business. Lender's security interest hereunder shall attach to all proceeds of all sales or other dispositions of the Collateral. If at any time any such proceeds shall be represented by any instruments, chattel paper or documents of title, then such instruments, chattel paper or documents of title shall be promptly delivered to Lender and shall be subject to the security interest granted hereby. If at any time any of Subsidiary's inventory is represented by any document of title, such document of title will be delivered promptly to Lender and shall be subject to the security interest granted hereby.

          (b) By the execution of this Agreement, Lender shall not be obligated to do or perform any of the acts or things provided in any contracts covered hereby that are to be done or performed by Subsidiary, but if there is a default by Subsidiary in the payment of any amount due in respect of any indebtedness secured hereby, then Lender may, at its election, perform some or all of the obligations provided in said contracts to be performed by Subsidiary, and if Lender incurs any liability or expenses by reason thereof, the same shall be payable by Subsidiary upon demand and shall also be secured by this Agreement.

          (c) At any time after Subsidiary is in default hereunder or under the Loan Agreement and such default has not been remedied within the applicable cure period, Lender shall have the right to notify the account debtors obligated on any or all of Subsidiary's accounts receivable to make payment thereof directly to Lender, and to take control of all proceeds of any such accounts receivable. Until such time as Lender elects to exercise such right by mailing to Subsidiary written notice thereof, Subsidiary is authorized, as agent of the Lender, to collect and enforce said accounts receivable.

     12. Power of Attorney. Subsidiary hereby constitutes the Lender or its designee, as Subsidiary's attorney-in-fact with power, upon the occurrence and during the continuance of an Event of Default which has not been remedied during the applicable cure period, to endorse Subsidiary's name upon any notes, acceptances, checks, drafts, money orders, or other evidences of payment or Collateral that may come into either its or the Lender's possession; to sign the name of Subsidiary on any invoice or bill of lading relating to any of the accounts receivable, drafts against customers, assignments and verifications of accounts receivable and notices to customers; to send verifications of accounts receivable; to notify the Post Office authorities to change the address for delivery of mail addressed to Subsidiary to such address as the Lender may designate; to execute any of the documents referred to in Section 3(e) hereof in order to perfect and/or maintain the security interests and liens granted herein by Subsidiary to the Lender; and to do all other acts and things necessary to carry out this Security Agreement. All acts of said attorney or designee are hereby ratified and approved, and said attorney or designee shall not be liable for any acts of commission or omission (other than acts of gross negligence or willful misconduct), nor for any error of judgment or mistake of fact or law; this power being coupled with an interest is irrevocable until all of the obligations secured hereby are paid in full and any and all promissory notes executed in connection therewith are terminated and satisfied.

     13. Governing Law and Amendments. This Agreement and all of the Loan Documents shall be construed and enforced under the laws of the State of Tennessee applicable to contracts to be wholly performed in such State. No amendment or modification hereof shall be effective except in a writing executed by each of the parties hereto.

     14. Survival of Representations and Warranties. All representations and warranties contained herein or made by or furnished on behalf of the Subsidiary in connection herewith shall survive the execution and delivery of this Agreement.

     15. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

     16. Construction and Interpretation. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Subsidiary, Lender and their respective agents have participated in the preparation hereof.

    IN WITNESS WHEREOF, Subsidiary and Lender have executed this Agreement, or have caused this Agreement to be executed as of the date first above written.

                             SUBSIDIARY:

                             NATIONAL COM-LINK SYSTEMS, INC.

                             By:  /s/ Donald V. Warriner
                             Title: President and CEO

                   Address:  11415 West I-70 Frontage Road North
                             Wheat Ridge, CO  80033


                             SERVICE BUSINESS SYSTEMS, INC.

                             By:  /s/ Donald V. Warriner
                             Title: President and CEO

                   Address:  11415 West I-70 Frontage Road North
                             Wheat Ridge, CO  80033

                             DNI CORPORATION

                             By:  /s/ Donald V. Warriner
                             Title: President and CEO

                   Address:  11415 West I-70 Frontage Road North
                             Wheat Ridge, CO  80033

                             LENDER:

                             SIRROM INVESTMENTS, INC.

                             By:---------------------------------
                             Title:------------------------------

                  PLEDGE AND SECURITY AGREEMENT

     THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), dated December 11, 1997, by and between DNI CORPORATION, a Colorado corporation ("Pledgor") and SIRROM INVESTMENTS, INC., a Tennessee corporation, with its principal office and place of business in Nashville, Tennessee ("Lender");

                           WITNESSETH:

     WHEREAS, pursuant to a Loan Agreement of even date herewith, by and between Data National Corporation, a Colorado corporation ("Borrower") and Lender (the "Loan Agreement"), Lender has made a loan to Borrower in the original principal amount of $1,500,000 (the "Loan"). The Loan is evidenced by a Secured Promissory Note of even date herewith, in the Loan amount, made and executed by Borrower, payable to the order of Lender (herein referred to, together with any extensions, modifications, renewals and/or replacements thereof, as the "Note").

     WHEREAS, it is a condition of Lender's agreement to make the Loan to Borrower that Pledgor execute and deliver this Agreement to Lender.

                            AGREEMENT:

     NOW THEREFORE, in consideration of the foregoing, and to enable Borrower to obtain loans and other extensions of credit from Lender and to induce Lender to have transactions with Borrower, Pledgor agrees as follows:

     1. Pledge. As collateral security for the payment and performance in full of the Obligations (as hereinafter defined), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in, the collateral described in Schedule A hereto, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively called the "Pledged Securities");

     TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns; subject, however, to the terms, covenants and conditions hereinafter set forth.

     Upon delivery to Lender, the Pledged Securities shall be accompanied by executed stock powers in blank and by such other instruments or documents as Lender or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates theretofore and then pledged hereunder, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so delivered shall supersede any prior schedule so delivered.

     2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to Lender, to secure full payment and performance of any and all indebtedness and other obligations of Borrower and/or Pledgor to Lender, direct or contingent, however evidenced or denominated, and however or whenever incurred, including without limitation indebtedness incurred pursuant to any past, present or future commitment of Lender to Borrower and/or Pledgor (regardless of the class of such future advance), including, without limitation, the indebtedness evidenced by the Note (collectively the "Obligations").

     3. Representations and Warranties. Pledgor hereby represents and warrants to Lender (a) that Pledgor is the legal and equitable owner of the Pledged Securities, that Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; and (b) that no consent or approval of any governmental body or regulatory authority, or of any other party, which was or is necessary to the validity of this pledge, has not been obtained. Pledgor further represents and warrants that no part of the Obligations will be used to purchase or carry any "margin stock", as defined in Regulation U of the Board of Governors of the Federal Reserve System, 12 CFR Section 221.1 et seq.

     4. Registration in Nominee Name; Denominations. Lender shall have the right (in its sole and absolute discretion) to hold the certificates representing the Pledged Securities in its own name or in the name of the Pledgor endorsed or assigned in blank or in favor of Lender. Pledgor shall deliver to Lender all certificates representing the Pledged Securities promptly upon receipt by Pledgor. Upon request and delivery of certificates representing the Pledged Securities to the issuer of the Pledged Securities, Lender may have such Pledged Securities registered in the name of Lender or any nominee or nominees of Lender. Lender shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     5. Remedies Upon Default. Upon the occurrence of a default or Event of Default under the Loan Agreement, or in the event that any representation or warranty herein shall prove to have been untrue when made, then, and in any such event, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of Tennessee, and without limiting the foregoing, Lender may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate, including without limitation, at Lender's option, the purchase of all or any part of said securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

     6. Application of Proceeds. The proceeds of the sale of Pledged Securities sold pursuant to Section 5 hereof, and the proceeds of the exercise of any of Lender's other remedies hereunder, shall be applied by Lender as follows:

     First: To the payment of all costs and expenses incurred by Lender in connection with any such sale, including, but not limited to, all court costs and the reasonable fees and expenses of counsel for Lender in connection therewith, and

     Second: To the payment in full of the Obligations, first to accrued interest and thereafter to the unpaid principal amount thereof, to the extent not previously paid by Pledgor, and

     Third: The excess, if any, shall be paid to Pledgor or any other person lawfully thereunto entitled.

     7. Reimbursement of Lender. Pledgor agrees to reimburse Lender, upon demand, for all expenses, including without limitation reasonable attorney's fees, incurred by it in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

     8. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

     9. Limitation of Lender Liability. Except in the case of their intentional malfeasance or gross negligence, neither Lender nor its partners, employees, agents, representatives, or nominees shall be liable for any loss incurred by Pledgor arising out of any act or omission of Lender, its partners, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.

     10. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of indebtedness secured hereby and their respective successors and assigns.

     11. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the party to be charged therewith. Time is of the essence with respect to the obligations of Pledgor pursuant to this Agreement.

     12. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

     13. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

     IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, all as of the day first above written.

                              PLEDGOR:

                              DNI CORPORATION, a Colorado corporation

                              By:  /s/ Donald V. Warriner
                                   Title: President and CEO


                              LENDER:

                              SIRROM INVESTMENTS, INC., a Tennessee
                              corporation

                              By:_______________________________
                              Title:____________________________

                            SCHEDULE A

                        Pledged Securities


                                     No. of                 Certificate
            Issuer                    Shares       Class        Nos.

1.National COM-LINK Systems, Inc.     450,200       Common        60
2.Service Business Systems, Inc.        1,000       Common         4

                           STOCK POWER


          FOR VALUE RECEIVED and subject to that certain Pledge and Security Agreement dated December 11, 1997, among the undersigned, and Sirrom Investments, Inc., a Tennessee corporation ("Pledgee"), the terms and conditions of which are incorporated by reference herein, the undersigned does hereby assign and transfer unto Pledgee ________________________ (_______) shares of stock of National COM-LINK Systems, Inc., a Colorado corporation (the "Company") standing in the name of the undersigned on the books of the Company and represented in the articles of incorporation filed with the office of the Colorado Secretary of State, and all other shares of stock of the Company of any class or category now or hereafter owned by the undersigned and does hereby irrevocably constitute and appoint Pledgee as attorney-in-fact for the undersigned to transfer said stock on the books of the Company with full power of substitution in the premises.

          Dated this 11th day of December, 1997.

                              DNI CORPORATION

                              By:  /s/ Donald V. Warriner
                                   Title: President and CEO

                       STOCK PLEDGE LETTER

                        December 11, 1997

Sirrom Investments, Inc.
500 Church Street
Suite 200
Nashville, Tennessee  37219

Gentlemen:

           Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between DNI Corporation (the "Shareholder") and you pursuant to which Shareholder has pledged to you __________ shares (the "Shares") of the undersigned as security for obligations of Data National Corporation to you under that certain Loan Agreement, of even date herewith, between Data National Corporation and you (the "Loan Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Pledge Agreement.

          The undersigned hereby acknowledges and confirms that the necessary changes and registrations on the books of the undersigned have been made to reflect the pledge of the Shares under the Pledge Agreement. In particular, the undersigned acknowledges and confirms that you have been designated as the only registered pledgee of the Shares.

          This letter shall continue in full force and effect until all Obligations have been paid and/or satisfied.

                              National COM-LINK Systems, Inc.

                              By:  /s/ Donald V. Warriner
                              Title: President and CEO

                        IRREVOCABLE PROXY

                        December 11, 1997

Sirrom Investments, Inc.
500 Church Street
Suite 200
Nashville, Tennessee  37219

Gentlemen:

     Reference is made to that certain Pledge and Security Agreement (the "Pledge Agreement"), of even date herewith, between the undersigned and you pursuant to which the undersigned has pledged to you _______ shares (the "Shares") of common stock of National COM-LINK Systems, Inc. (the "Company") as security for obligations of Data National Corporation to you under that certain Loan Agreement, of even date herewith, between Data National Corporation and you (the "Loan Agreement"). Defined terms used herein which are not otherwise defined shall have the meaning set forth in the Pledge Agreement.

     The undersigned hereby irrevocably appoints you as attorney and proxy, with full power of substitution, after a default under the Loan Agreement, which default has not been remedied during the applicable cure period, to vote or express written consent or dissent in such manner as such attorney and proxy, or its substitute, shall, in its sole discretion, deem proper and otherwise act (including pursuant to any corporate action in writing without a meeting) with respect to all of the Shares which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting) of the Company, or pursuant to written action taken in lieu of any such meeting or otherwise.

     This Proxy is irrevocable, is coupled with an interest sufficient in law to support an irrevocable proxy, and is granted in consideration of and as an inducement to cause you to enter into the transactions contemplated by the Pledge Agreement and the Loan Agreement. This proxy shall revoke any other proxy granted by the undersigned at any time with respect to the Shares and no subsequent proxies will be given with respect thereto by the undersigned. In addition, if subsequent to the date hereof and after a default under the Loan Agreement, the undersigned is entitled to vote the Shares for any purpose, then the undersigned shall take all actions necessary to vote the Shares pursuant to instructions received from you.

     This irrevocable proxy shall continue in full force and effect until all Obligations have been paid and/or satisfied.

                              DNI CORPORATION

                              By:  /s/ Donald V. Warriner
                              Title: President and CEO